                                                                Exhibit 10.22





                                PALL CORPORATION

                              PROFIT-SHARING PLAN





                       ----------------------------------

                            as amended and restated
                               September 19, 1994





                                   EXHIBIT A

                               TABLE OF CONTENTS

                                                                                                                       Page
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
ARTICLE 1 - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.1.   "Accounts" or "Plan Accounts" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2.   "Beneficiary" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.3.   "Break in Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.4.   "Code"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.5.   "Committee"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.6.   "Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.7.   "Compensation"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.8.   "Disabled"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.9.   "Earnings"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.10.  "Employee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.11.  "Employer"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.12.  "Employer Contribution Account" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.13.  "Employer Contributions"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.14.  "Employment Commencement Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.15.  "ERISA" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.16.  "401(k) Contribution Account" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.17.  "401(k) Contributions"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.18.  "Highly Compensated Employee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.19.  "Hours of Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.20.  "Member"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.21.  "Mutual Fund" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.22.  "Normal Retirement Age" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.23.  "Plan"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.24.  "Plan Year" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.25.  "Reemployment Commencement Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.26.  "Rollover Account"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.27.  "Service" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.28.  "Termination of Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.29.  "Trust"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.30.  "Trust Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.31.  "Trust Fund"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.32.  "Trustee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.33.  "Vested Portion"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.34.  "Voluntary Contribution Account"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.35.  "Voluntary Contributions" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.36.  "Years of Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 2 - PURPOSE, ELIGIBILITY AND PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.1.   Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.2.   Eligibility.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.3.   Commencement of Membership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         2.4.   Membership After Reemployment.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 3 - CONTRIBUTIONS AND ROLLOVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.1.   401(k) Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.2.   Voluntary Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.3.   Elections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12



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
         3.4.   Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.5.   Time and Manner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.6.   Rollovers. .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE 4 - LIMITATIONS ON CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.1.   Dollar Limit for 401(k) Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.2.   Nondiscrimination Test for 401(k) Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.3.   Nondiscrimination Test for Voluntary Contri-
                butions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.4.   Special Rules for Nondiscrimination Tests.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.5.   Deduction Limit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.6.   Section 415 Limits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.7.   Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.8.   Corrective Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE 5 - PLAN ACCOUNTS, ALLOCATIONS AND FORFEITURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.1.   Plan Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.2.   Forfeitures.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE 6 - INVESTMENTS AND EARNINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.1.   Investment of Accounts . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.2.   Investment Elections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.3.   Determination of Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.4.   Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE 7 - DISTRIBUTIONS, WITHDRAWALS AND LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         7.1.   Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         7.2.   Hardship Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         7.3.   In-Service Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         7.4.   Direct Rollovers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.5.   Loans.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE 8 - PLAN ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         8.1.   Responsibility for Administering the Plan.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         8.2.   Responsibilities of the Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         8.3.   Duties and Powers of the Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         8.4.   Reimbursement and Indemnification of the
                Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         8.5.   Responsibilities of the Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         8.6.   Responsibilities of the Company's Board of
                Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         8.7.   Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         8.8.   Agent for Service of Process  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.9.   Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

ARTICLE 9 - AMENDMENT, MERGER AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         9.1.   Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         9.2.   Merger or Consolidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         9.3.   Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         9.4.   Termination of An Employer's Participation in
                the Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52




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
ARTICLE 10 - TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         10.1.   General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         10.2.   Minimum Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         10.3.   Minimum Vesting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         10.4.   Maximum Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         10.5.   Section 415 Limits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         10.6.   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         10.7.   Applicability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

ARTICLE 11 - MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         11.1.   Plan Assets to be Held for Exclusive Benefit of
                 Members  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         11.2.   Nonassignability of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         11.3.   Qualified Domestic Relations Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         11.4.   Trust Fund as Sole Source of Benefit Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         11.5.   Right to Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         11.6.   Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         11.7.   Titles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

                                PALL CORPORATION
                              PROFIT-SHARING PLAN


                                    Foreword


         This document sets forth the Pall Corporation Profit-Sharing Plan, as amended and restated September 19, 1994.

         The amendments to the Plan reflected in this document are effective as of August 1, 1993, except as otherwise indicated in the text of the Plan.

         The Plan was previously amended and restated August 1, 1993 (the "Prior Document"). The amendments to the top-heavy provisions of the Plan reflected in Article 10 of the Prior Document are effective as of August 1, 1985. The amendment to the definition of "Code" reflected in Section 1.4 of the Prior Document, and the amendment adding a definition of "Highly Compensated Employees" to the Plan reflected in Section 1.18 of the Prior Document, are effective as of August 1, 1987. The amendments to the provisions setting forth the limitations of Section 415 of the Code reflected in Section
4.6 of the Prior Document are effective as of August 1, 1987. The amendments relating to the limitations on Voluntary Contributions, and the amendments which add to the Plan procedures to ensure compliance with such limitations, reflected in Sections 4.3, 4.4, 4.7 and 4.8 of the Prior Document are effective as of August 1, 1987. The amendment to the definition of the "Normal Retirement Age" reflected in Section 1.22 of the Prior Document is effective as of August 1, 1988, with respect to any Employee who earns at least one Hour of Service on or after that date. The amendment which requires that a Member be furnished with a notice describing his right to defer a distribution reflected in Section 7.1(d)(2) of the Prior Document is effective as of August 1, 1988. The amendments which eliminate the Committee's discretion as to the form and timing of distributions reflected in Article 7 of the Prior Document are effective as of August 1, 1989. Each of the other amendments to the Plan reflected in the Prior Document is effective as of August 1, 1993, except as otherwise indicated in the text of the Plan.

         The rights under the Plan of any person who retired or otherwise terminated employment with his or her employer before the effective date of a particular amendment shall be determined solely under the terms of the Plan as in effect on the date of his or her retirement or other termination of employment, without regard to such amendment.

                            ARTICLE 1 - DEFINITIONS

         As used herein, the following terms shall have the following meanings, unless a different meaning is required by the context:

         1.1. "Accounts" or "Plan Accounts" - shall mean the separate accounts established and maintained for a Member pursuant to Section 5.1.

         1.2. "Beneficiary" - shall mean the person or persons designated by a Member to receive any amount distributable under Section 7.1 by reason of his death, as indicated in the last written designation of a Beneficiary filed by such Member with the Committee, on a form furnished by the Committee for such purpose, prior to such Member's death.

         Notwithstanding the foregoing, if a Member who was married at the date of his death, and who had been married to his spouse throughout the one-year period ending on the date of his death, had designated any person other than such spouse as his Beneficiary, such Member shall be deemed to have failed to designate a Beneficiary unless such spouse consents to the designation of such non-spouse Beneficiary. Said spousal consent shall be made in writing, shall specifically identify the person designated as the Member's Beneficiary, and shall acknowledge the effect of the spouse's consent to such designation on her rights to benefits under the Plan. Further, such consent shall be signed by the spouse, witnessed by a notary public and filed with the Committee. The consent of a spouse to any designation of a non-spouse Beneficiary shall be irrevocable as to such designation, and shall be effective only with respect to that spouse. However, the consent of a Member's spouse to the Member's designation of a non-spouse Beneficiary shall not be required if it is established to the satisfaction of the Committee that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be prescribed in the applicable Treasury regulations or in rulings or notices issued by the Internal Revenue Service.

         If a Member has failed (or is deemed above to have failed) to designate a Beneficiary, or if no Beneficiary designated by him survives to receive any amount distributable hereunder upon the Member's death, the following person or persons will be deemed to be such Member's Beneficiary with priority in the order named: (a) his spouse; and (b) his estate.

         1.3. "Break in Service" - shall mean a period consisting of one or more consecutive Plan Years during each of which an Employee has not completed more than 500 Hours of Service. A "5-Year Break in Service" shall mean a Break in Service which includes five or more consecutive Plan Years during each of which the Employee has not completed more than 500 Hours of Service.
         1.4. "Code" - shall mean the Internal Revenue Code of 1986, as amended from time to time.

         1.5. "Committee" - shall mean the committee established by the Board of Directors of the Company under Section 8.6(b) to control and manage the operation and administration of the Plan.

         1.6.  "Company" - shall mean Pall Corporation.

         1.7. "Compensation" - For any Plan Year beginning after July 31, 1993, an Employee's Compensation shall mean the sum, for the Plan Year, of (a) the amount of the Employee's gross income reported on Form W-2 by the Employer and (b) the 401(k) Contributions made on behalf of the Employee by the Employer, and the amounts contributed by the Employer, at the Employee's election, on behalf of the Employee to a "cafeteria plan", within the meaning of Section 125 of the Code. Provided, however, that for purposes of Section 4.6(a)(2), for any such Plan Year, Compensation shall be defined as under the preceding sentence except that amounts described in clause (b) thereof shall not be included in Compensation. Provided further, however, that for purposes of Section 3.4, for any such Plan Year beginning after December 31, 1993, an Employee's Compensation shall mean the sum of the base pay, prior to reduction for the amounts described in clause (b) above, bonuses and overtime pay paid by the Employer to the Employee during the taxable year of the Employer which ends in such Plan Year. For the Plan Year ending December 31, 1993, for purposes of
Section 3.4, an Employee's Compensation shall mean the sum described in the preceding sentence paid by the Employer to the Employee during such Plan Year.

         For any Plan Year beginning before August 1, 1993, an Employee's Compensation shall mean the amount paid by the Employer to the Employee during such Plan Year, without reduction for amounts contributed by the Employer on the Employee's behalf to a cafeteria plan (as defined above), including overtime pay and bonuses but excluding the value of stock options and contributions by the Employer to any employee benefit plan other than a cafeteria plan. Provided, however, that for the purposes of Sections 1.18, 4.3 and 4.6(a)(2), for Plan Years beginning before August 1, 1993, Compensation shall be defined as under Section 415(c)(3) of the Code, as in effect for such periods, modified, when determining Compensation for purposes of Section 1.18, as required by Section 414(q)(7) of the Code.

         For any Plan Year, the amount of Compensation taken into account under the Plan for any Employee shall not exceed the limitation on such amount imposed by Section 401(a)(17) of the Code in effect for such Plan Year, determined in accordance with the applicable Treasury regulations. In determining the Compensation of an Employee for purposes of the Section 401(a)(17) limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the Section 401(a)(17) limitation is exceeded, then such limitation shall be prorated among each affected individual's Compensation in proportion to such individual's Compensation determined under this Section 1.7 prior to the application of such limitation.

         1.8. "Disabled" - The term "Disabled" shall have the meaning assigned to it under Section 72(m)(7) of the Code.

         1.9. "Earnings" - shall mean the Earnings attributable to the investment of a Member's 401(k) Contribution Account, Voluntary Contribution Account, Employer Contribution Account or Rollover Account, as determined under
Section 6.3 hereof.

         1.10. "Employee" - shall mean an individual who is employed as a common law employee by the Employer.

         The term "Employee" shall not include any individual who is a "leased employee" within the meaning of Section 414(n)(2) of the Code.

         1.11. "Employer" - shall mean the Company or any other entity described in Section 1.19(e)(2), (3) or (4) which has adopted this Plan.

         1.12. "Employer Contribution Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold Employer Contributions and the Earnings thereon.

         1.13. "Employer Contributions" - shall mean the contributions described in Section 3.4.

         1.14. "Employment Commencement Date" - shall mean the date on which an Employee first performs an Hour of Service.

         1.15. "ERISA" - shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.16. "401(k) Contribution Account" - shall mean the separate account established and maintained for a Member under

Section 5.1 to hold 401(k) Contributions and the Earnings thereon.

         1.17. "401(k) Contributions" - shall mean the contributions described in Section 3.1.

         1.18. "Highly Compensated Employee" - shall mean an individual who is described in Section 414(q) of the Code and the applicable Treasury regulations. In general, for any Plan Year, a Highly Compensated Employee is any Employee who is in Service during such Plan Year, and who, during such Plan Year or the immediately preceding Plan Year, either:

                 (a) was, at any time, a five-percent owner, as defined in Section 416(i)(1)(B)(i) of the Code,

                 (b) received Compensation in excess of $75,000, as adjusted for such year under Section 415(d) of the Code,

                 (c) received Compensation in excess of $50,000, as adjusted for such year under Section 415(d) of the Code, and was in the top-paid group of employees, as defined in Section 414(q)(4) of the Code, for such year, or

                 (d) was, at any time, an officer, subject to the rules and limitations on the number of officers contained in Section 414(q)(5) of the Code, and received Compensation greater than 50 percent of the limitation in effect for such year under Section 415(b)(1)(A) of the Code.

         In applying the preceding sentence, if an Employee is not described in
(b), (c) or (d) above for the Plan Year immediately preceding the Plan Year in question, such Employee shall not be treated as being described in (b), (c) or
(d) for the Plan Year in question unless such Employee is a member of the group consisting of the 100 Employees with the highest Compensation for the Plan Year in question.

         1.19. "Hours of Service" - an Employee shall be credited with Hours of Service in accordance with the following rules:

         (a)      Work Performed.   An Employee shall be credited with one Hour
of Service for each hour for which he is paid, or entitled to payment, by the Employer for the performance of duties for the Employer.

         (b)      Paid Absences.   An Employee shall be credited with one Hour
of Service for each hour for which he is paid, or entitled to payment, by the Employer for a period of time during which no duties are performed by him (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), lay-off, jury duty, military duty or leave of absence. For this purpose, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, insurer, or other entity to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. However, no Hours of Service shall be credited hereunder with respect to (1) hours for which an Employee receives payment under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, or disability insurance laws, or (2) hours for which an Employee receives a payment which solely reimburses him for medical or medically-related expenses incurred by him. No more than 501 Hours of Service shall be credited hereunder to an Employee on account of any single continuous period during which he performs no duties whether or not such period occurs within a single Plan Year.

         (c)      Back Pay.   An Employee shall be credited with one Hour of
Service for each hour for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer. However, no Hours of Service shall be credited hereunder if they are credited to the Employee under subsection (a) or (b) above. Furthermore, crediting of Hours of Service hereunder for periods described in subsection (b) above shall be subject to the limitations therein set forth.

         (d)      Special Rules for Crediting Hours of Service.   Hours of
Service to be credited under subsection (b) above, and the periods to which Hours of Service are to be credited under subsections (a), (b) and (c) above, shall be determined under the rules set forth in Section 2530.200b-2(b) and (c) of the regulations issued by the U.S. Department of Labor, as the same may be amended from time to time.

         (e)      Aggregation Requirement.   For the purpose of counting Hours
of Service, the term "Employer" shall mean (1) the Company; (2) any corporation which is treated, under Sec-tion 414(b) of the Code, as a member of a controlled group of corporations of which the Company is also a member; (3) any trade or business (whether or not incorporated) which is treated, under Section 414(c) of the Code, as belonging to a group of trades or businesses under common control, and which includes the Company; (4) any other entity which, under Section 414(m) or 414(o) of the Code, is included, along with the Company, in a group of employers, the employees of which are treated as employed by a single employer; or (5) any entity which is a former employer of any Employee and which has been merged into, or the assets or business of which have been acquired by, the Company or any other entity described in (2), (3) or (4) above.

         (f)      Employees Exempt From the Fair Labor Standards Act.   In the
case of any Employee who is not covered by the Fair Labor Standards Act, in lieu of being credited with Hours of Service in the amount and in the manner described in subsections (a) through (e) above, such Employee shall be credited with 45 Hours of Service for each week for which he would otherwise be credited with at least one Hour of Service under subsections (a) through (e) above.

         (g)      Maternity or Paternity Absence.   Solely for purposes of
determining whether an Employee has incurred a Break in Service by reason of a Maternity or Paternity Absence, such Employee shall be credited, during such absence, with the same number of Hours of Service which otherwise normally would have been credited to such Employee but for such absence, or, if the Plan is unable to determine such number of hours, with eight (8) Hours of Service per day of absence. Notwithstanding the foregoing, the total number of hours so credited by reason of any such Maternity or Paternity Absence shall not exceed 501 hours. Hours to be credited hereunder shall be credited only in the Plan Year in which the Maternity or Paternity Absence begins, if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because of the operation of this subsection (g); otherwise, such Hours of Service shall be credited in the immediately following Plan Year. For purposes of this subsection (g), Maternity or Paternity Absence shall mean any period during which an Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the Employee's adoption of such child, or caring for such child for a period beginning immediately following such birth or placement.

         1.20. "Member" - shall mean (a) any Employee on August 1, 1987 who was participating in the Plan on July 31, 1987 and (b) any other Employee whose membership in the Plan commences, or resumes, on or after August 1, 1987. An Employee who is or becomes a Member, as so defined, shall cease to be a Member, as that term is used herein, on the date which is the later of (1) the date on which he incurs a Termination of Service or (2) the date on which there is no balance to his credit in his Plan Accounts.

         1.21. "Mutual Fund" - shall mean any fund or portfolio maintained by any open-end investment company registered under the Investment Company Act of 1940.

         1.22. "Normal Retirement Age" - shall mean age 65.

         1.23. "Plan" - shall mean the Pall Corporation Profit-Sharing Plan, as set forth in this document and as the same may be amended from time to time.

         1.24. "Plan Year" - shall mean the calendar year.

         Notwithstanding the above, prior to August 1, 1993, the Plan Year shall be the 12-consecutive month period commencing on each August 1 and ending on the following July 31. In addition, there shall be a short Plan Year commencing on August 1, 1993 and ending on December 31, 1993.

         For purposes of the short Plan Year, the following special provisions shall apply:

                 (a) "208 Hours of Service" shall be substituted for "500 Hours of Service" in Section 1.3, and "416 Hours of Service" shall be substituted for "1,000 Hours of Service" in Section 1.36(a).

                 (b) "$83,333" shall be substituted for "$200,000" in Sections 1.7 and 10.6(e).

                 (c)       "$12,500" shall be substituted for "$30,000" in
         Section 4.6(a)(1).

                 (d) "20%" shall be substituted for "15%" wherever "15%" appears in Sections 3.1 and 3.2.

                 (e) An Employee who completes at least 1,000 Hours of Service during both the period commencing on August 1, 1993 and ending on July 31, 1994 and the period commencing on January 1, 1994 and ending on December 31, 1994 shall be credited with at least two Years of Service with respect to his Service during those two periods.

                 (f) For the short Plan Year, a Highly Compensated Employee is any Employee who is in Service during such year, and who either (1) is described in (a), (b), (c) or (d) in Section 1.18 for the 12-consecutive month period commencing on August 1, 1992 and ending on July 31, 1993 or (2) both (i) for the period commencing August 1, 1993 and ending December 31, 1993 is an Employee described in (a), (b), (c) or (d) of Section 1.18, determined by multiplying the applicable dollar amounts set forth therein by 5/12 and (ii) unless he is described in (a) of Section 1.18 for such period, belongs to the group consisting of the 100 Employees with the highest Compensation for such year.

                 In addition to the foregoing, for the purpose of identifying the Highly Compensated Employees under Section 1.18 for the Plan Year beginning January 1, 1994, the calendar year beginning January 1, 1993 shall be treated as the "immediately preceding Plan Year", and "Compensation" for such calendar year shall be defined as under
         Section 414(q)(7) of the Code.

                 (g) For the Plan Year beginning on January 1, 1994, a Member who was in Service on July 31, 1993 shall be treated as having satisfied the six consecutive month Service requirement in clause (a) of the second sentence of Section 3.4.

                 (h) Any 401(k) Contributions to which the second paragraph of Section 3.3(b) applies shall be treated as being made for the short Plan Year.

                 (i) Except as provided in (a) through (h) above, the short Plan Year shall be treated as any other Plan Year.

         1.25. "Reemployment Commencement Date" - shall mean the date on which an Employee first performs an Hour of Service upon his return to Service after a Termination of Service.

         1.26. "Rollover Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold Rollover Contributions and the Earnings thereon.

         1.27. "Service" - shall mean employment with the Employer or any other entity described in Section 1.19(e)(2), (3) or (4).

         1.28. "Termination of Service" - An Employee shall be treated as having incurred a Termination of Service on the first date as of which he is no longer in the employ of the Employer or any other entity described in Section 1.19(e)(2), (3) or (4). An Employee shall not be treated as having incurred a Termination of Service as a result of his absence from work unless such absence is due to his resignation, discharge, retirement or death.

         1.29. "Trust" - shall mean the trust, created pursuant to a trust agreement between the Company and the Trustee, which holds the assets of the Plan.

         1.30. "Trust Agreement" - shall mean the agreement, between the Company and the person named as trustee therein, setting forth the provisions of the trust associated with this Plan.

         1.31. "Trust Fund" - shall mean the assets of the Plan held in trust, pursuant to the Trust Agreement.

         1.32. "Trustee" - shall mean the person named as trustee in the Trust Agreement.

         1.33. "Vested Portion" - shall mean the portion of a Member's Account or Accounts in which the Member is vested, determined in accordance with the rules set forth below.

         (a)      Employer Contribution Account.   A Member shall become vested
in his Employer Contribution Account in accordance with the schedule below which applies to him:

         (1) For an individual who becomes a Member on or after August 1, 1989:



         Years of Service             Vested Percentage
         ----------------             -----------------
         less than 5                         0
         5 or more                         100



         (2) For an individual who became a Member prior to August 1, 1989 and who earns at least one Hour of Service on or after August 1, 1989:

         Years of Service             Vested Percentage
         ----------------             -----------------
         less than 2                        0
         2                                 20
         3                                 30
         4                                 40
         5 or more                        100


         (3)       For a Member not described in (1) or (2) above:

         Years of Service             Vested Percentage
         ----------------             -----------------
         less than 2                        0
         2                                 20
         3                                 30
         4                                 40
         5                                 50
         6                                 60
         7                                 70
         8                                 80
         9                                 90
         10 or more                       100

Notwithstanding the schedule above which applies to a Member, a Member shall be 100% vested in his Employer Contribution Account if, while he is in Service, he attains Normal Retirement Age or a higher age, dies or becomes Disabled.

         (b)      Other Plan Accounts.   A Member shall, at all times, be 100%
vested in his 401(k) Contribution Account, his Voluntary Contribution Account and his Rollover Account.

         1.34. "Voluntary Contribution Account" - shall mean the separate account established and maintained for a Member under Section 5.1 to hold Voluntary Contributions and the Earnings thereon.

         1.35. "Voluntary Contributions" - shall mean the contributions described in Section 3.2.

         1.36. "Years of Service" - An Employee's Years of Service shall be determined in accordance with the following rules:

         (a) General Rule. An Employee's Years of Service shall mean the number of Plan Years in each of which the Employee has completed at least 1,000 Hours of Service.

         (b) Break in Service. In determining an Employee's Years of Service under subsection (a) as of any date after he has returned to Service after incurring a Break in Service, his Years of Service prior to such break shall not be taken into account if (1) he did not have any balance to his credit in the Vested Portion of his Accounts at the time such break commenced and (2) such break was a 5-Year Break in Service.


               ARTICLE 2 - PURPOSE, ELIGIBILITY AND PARTICIPATION

         2.1.  Purpose.   This Plan is intended to qualify as a cash or
deferred defined contribution profit sharing plan under Sections 401(a), 401(k) and 401(m) of the Code. Pursuant to Section 401(a)(27) of the Code, the Plan is intended to constitute a profit sharing plan under which contributions may be made by the Employer whether or not the Employer has current or accumulated profits.

         2.2.  Eligibility.   An Employee shall be eligible for membership in
the Plan if:

                 (a) he is employed on a full-time basis, or he has completed, or is expected to complete, at least 1,000 Hours of Service during any 12-consecutive month period;

                 (b) he has completed at least 30 consecutive days of Service;

                 (c)       his principal place of employment is not Puerto
         Rico; and

                 (d) he is not covered under a collective bargaining agreement, unless such agreement specifically provides for his participation in this Plan.

         2.3.  Commencement of Membership.   An Employee shall commence
membership in the Plan on the first day of the month coincident with or next following the day on which he first meets each of the requirements of Section 2.2.

         2.4.  Membership After Reemployment.   An Employee who incurs a
Termination of Service, and who thereafter returns to Service, shall (a) if he had become a Member prior to such Termination of Service, resume membership in the Plan as of his Reemployment Commencement Date, or (b) if he is not described in clause (a), commence membership as of the first day of the month coincident with or next following the date on which he first meets each of the conditions for eligibility set forth in Section 2.2 after his Reemployment Commencement Date.


                    ARTICLE 3 - CONTRIBUTIONS AND ROLLOVERS

         3.1.  401(k) Contributions.   Subject to the limitations contained in
Article 4, a Member may elect to (1) have his Compensation for each pay period within the Plan Year reduced by an amount equal to (i) any percentage thereof which is not less than 1% or greater than 15%, and which is an integral multiple of 1% or (ii) a specific dollar amount which, when aggregated with all other amounts by which Compensation is reduced under this Section 3.1 during such Plan Year, is not greater than 15% of his Compensation for such Plan Year, and (2) have such amount contributed by the Employer to the Plan on his behalf. The contributions made to the Plan on behalf of a Member under this Section 3.1 shall be referred to herein as "401(k) Contributions".

         3.2.     Voluntary Contributions.   Subject to the limitations
contained in Article 4, a Member may elect to contribute to the Plan, by payroll deduction, for each pay period within the Plan Year an amount equal to
(a) any percentage of his Compensation, after reduction for 401(k) Contributions, for the pay period which is not less than 1% or greater than 10%, and which is an integral multiple of 1% or (b) a specific dollar amount which, when aggregated with all other amounts contributed by the Member under this Section 3.2 during such Plan Year, is not greater than 10% of his Compensation, after reduction for 401(k) Contributions, for such Plan Year. However, the percentage of Compensation the Member elects to contribute to the Plan for any pay period under clause (a) of the preceding sentence, when aggregated with the percentage of Compensation the Member elects to have contributed to the Plan on his behalf for such pay period under clause (1)(i) of Section 3.1, cannot exceed 15% of Compensation for such pay period; and the specific dollar amount the Member elects to contribute to the Plan for any Plan Year pursuant to clause (b) of the preceding sentence, when aggregated with his 401(k) Contributions for such Plan Year, cannot exceed 15% of Compensation for such Plan Year. The contributions that a Member elects to make to the Plan under this Section shall be referred to herein as "Voluntary Contributions".

         3.3.  Elections.   The elections that a Member may make under Sections
3.1 and 3.2, and any change in or termination of such elections, shall be made in accordance with the following rules:

                 (a) Any election, and any change in or termination of any election, shall be made in writing, on a form provided by the Committee for such purpose, and filed with the Committee or with any person designated by the Committee to receive such filings.

                 (b) A Member's initial election under Section 3.1 or 3.2 shall become effective as soon as practicable after the form containing such election is filed. Any election, or change therein, shall remain in effect until such election is changed or terminated as hereinafter provided.

                  Notwithstanding the above, in the case of any Member who files his initial election under Section 3.1 or 3.2 prior to July 28, 1993, such Member's initial election or elections shall apply to any paychecks he receives during the period beginning on July 28, 1993 and ending on July 30, 1993 with respect to any pay periods beginning on and after August 1, 1993.

                 (c) A Member may, at any time, change his election so as to increase or decrease the amount of 401(k) Contributions or Voluntary Contributions, as applicable, to be contributed to the Plan by him or on his behalf. Any such change in election shall become effective as soon as practicable after the form containing such change in election is filed.

                 (d)       A Member may terminate his election under Section
         3.1 or 3.2 at any time. Such termination of election shall become effective as soon as practicable after the form containing such termination of election is filed. A Member who terminates an election under Section 3.1 or 3.2 may thereafter make a new election under
         Section 3.1 or 3.2 at any time. Such new election shall become effective as soon as practicable after the form containing such new election is filed.

                 (e) A Member's elections under Sections 3.1 and 3.2 shall cease to be effective upon, and no contribution shall be made by or on behalf of a Member after, the close of the pay period in which he incurs a Termination of Service.

         3.4.  Employer Contributions.   Subject to the limitations contained
in Article 4, for each Plan Year, the Employers shall contribute to the Plan, in addition to the 401(k) Contributions, an amount determined below.

         For each Plan Year, the Employers shall contribute to the Plan under this Section 3.4 an amount which is equal to (a) the excess, if any, of (1) 7-1/2% of the combined "Net Earnings" for such Plan Year of all Employers over
(2) $500,000, less (b) the sum of (1) all forfeitures arising under Section 5.2(a) during such Plan Year, other than those applied to restore any forfeitures under Section 5.2(b), (2) the expenses of administering the Plan and Trust for such Plan Year, other than those paid out of the Trust Fund in accordance with Section 8.9 and (3) any amounts set aside, and any payments made, by the Employers, for such Plan Year, under the Pall Corporation Supplementary Profit-Sharing Plan.

         Notwithstanding the preceding paragraph, the Board of Directors of the Company reserves the right with respect to any Plan Year to direct the Employers, by action taken no later than five and one-half months after the close of such Plan Year, to make to the Plan under this Section 3.4 (i) no contribution, (ii) a contribution in any amount less than the amount required to be contributed under the preceding paragraph, or (iii) a contribution in any amount greater than the excess of 7-1/2% of the combined Net Earnings for such Plan Year of all Employers over $500,000.

         For purposes of this Section 3.4, the "Net Earnings" of an Employer for any Plan Year shall be the net earnings and profits of such Employer for its taxable year ending within such Plan Year, as determined by the accountants employed by the Employer in accordance with generally accepted accounting principles, before deducting any contributions to the Plan, any capital losses and any taxes upon or with respect to in-come, but after deducting capital gains, income from investments and any contributions to any employee benefit plan other than the Plan. Solely for the purpose of determining the combined Net Earnings of all Employers, each subsidiary of the Company which was incorporated in the United States, and which is not otherwise an Employer, shall be treated as an Employer.

         A Member shall be entitled to share in the allocation of the Employers' contribution under this Section 3.4 for a Plan Year if (x) as of the first day of such year, he had been in Service for at least six consecutive months and had attained age 20 1/2 and (y) he is employed by any Employer on the last day of such year or, during such year, he incurred a Termination of Service after attaining Normal Retirement Age or by reason of death or disability. The Employers' contribution for a Plan Year under this Section 3.4 shall be allocated to each Member entitled to share therein in the proportion that each such Member's Compensation for such Plan Year bears to the aggregate amount of Compensation of all such Members for such Plan Year. Contributions made to the Plan under this Section 3.4 shall be referred to herein as "Employer Contributions".

         3.5. Time and Manner. All contributions to be made under Sections 3.1, 3.2 and 3.4 of the Plan shall be made in the form of cash payments by the Company to the Trustee. 401(k) Contributions and Voluntary Contributions shall be made as soon as possible after the date on which such contributions would have been paid to the Employee but for his elections under Sections 3.1 and 3.2, but in all events within 90 days of such date. The Employer Contribution to be made for any Plan Year shall be made no later than by the due date of the tax return (with extensions) for the Employer's taxable year that ends during the Plan Year to which such contribution relates.

         In respect of the contributions the Company pays to the Trustee under the preceding paragraph for each Plan Year, each other Employer shall reimburse the Company for (1) a portion of the Employer Contribution so paid by the Company to the Trustee for such year, based on the ratio of (i) the aggregate Compensation for such year of the Members employed by such Employer who shared in the allocation of such Employer Contribution to (ii) the aggregate Compensation for such year of all Members who shared in the allocation of such Employer Contribution, and (2) the amount of the 401(k) Contributions and Voluntary Contributions so paid by the Company to the Trustee for such year which are attributable to the Members employed by such Employer.

         3.6.     Rollovers.   A Member, with the prior approval of the
Committee, may roll over into this Plan amounts that meet each of the following requirements:

                 (a)       The amount to be rolled over must represent either
         (1) part or all of an "eligible rollover distribution", within the meaning of Section 402(c)(4) of the Code, from a trust qualified under
         Section 401(a) of the Code or from an employee annuity plan qualified under Section 403(a) of the Code (such a trust or plan shall be referred to below as a "Qualified Plan") or (2) the entire amount of a distribution to the Member from an individual retirement account or individual retirement annuity, as defined in Section 408(a) or Section 408(b) of the Code, provided that no amount in such account, or no part of the value of such annuity (such an account or annuity shall be referred to below as an "IRA"), at the time of distribution to the Member, was attributable to any source other than a "rollover contribution", as defined in Section 402 of the Code, from a Qualified Plan.

                 (b) The amount to be rolled over must be (1) an amount which the Member elected to have paid directly from a Qualified Plan to this Plan in accordance with Section 401(a)(31) of the Code or (2) an amount distributed, or deemed distributed, to the Member from a Qualified Plan, or from an IRA, not more than 60 days prior to the date on which such amount is transferred to this Plan, including any such amount representing (i) any portion of the Member's account in a Qualified Plan that was applied to offset any outstanding balance of a loan to the Member from such plan or (ii) income taxes withheld on a distribution to the Member from a Qualified Plan.

                 (c) The amount to be rolled over must not represent all or part of (1) a distribution that is required to be made to the Member under Section 401(a)(9), Section 408(a)(6) or Section 408(b)(3) of the Code, or (2) an amount distributed to the Member in the Member's capacity as a beneficiary of another individual.

                 (d) The amount to be rolled over may not include (1) any part of a distribution to the Member that would not be includible in the Member's gross income for Federal income tax purposes, even if it were not rolled over or (2) any "accumulated deductible employee contributions" within the meaning of Section 72(o)(5)(B) of the Code.

                 (e) The amount to be rolled over must consist entirely of cash, and shall be paid to the Plan only by means of a check made payable to, or endorsed over to, the Trustee.

         The Committee may adopt such procedures, and may require a Member to furnish such information or documentation, as the Committee, in its sole discretion, deems necessary to ensure that the amount the Member requests to roll over to this Plan will meet all the foregoing requirements.


                    ARTICLE 4 - LIMITATIONS ON CONTRIBUTIONS

         4.1.  Dollar Limit for 401(k) Contributions.   For any Plan Year, the
total amount of 401(k) Contributions to be made on behalf of any Member, when aggregated with the total amount deferred by such Member under other plans or arrangements described in Code Section 401(k), 408(k) or 403(b) maintained by the Employer or by any other entity described in Section 1.19(e)(2), (3) or
(4), shall not exceed $7,000, as increased by the cost-of-living adjustment, if any, in effect for such year under regulations, rulings or notices issued under
Section 415(d) of the Code.

         4.2.  Nondiscrimination Test for 401(k) Contributions.   For any Plan
Year, the 401(k) Contributions made on behalf of the group of Members who are Highly Compensated Employees shall not exceed the maximum amount that may be contributed to the Plan on their behalf for such year under either one of the following tests:

                 (a) the Actual Deferral Percentage for the group of Members who are Highly Compensated Employees may not be more than the Actual Deferral Percentage for the group of all other Members multiplied by 1.25; or

                 (b) the excess of the Actual Deferral Percentage for the group of Members who are Highly Compensated Employees over the Actual Deferral Percentage for the group of all other Members may not be more than 2 percentage points, and the Actual Deferral Percentage for the group of Members who are Highly Compensated Employees may not be more than the Actual Deferral Percentage for the group of all other Members multiplied by 2.

         For these purposes, the term "Actual Deferral Percentage", for any group of Members for any Plan Year, shall mean the average of the ratios, calculated separately for each Member in such group, of (1) the 401(k) Contributions made on behalf of such Member for such year to (2) such Member's Compensation for such year.

         In determining the Actual Deferral Percentage for any Plan Year, 401(k) Contributions in excess of the limitation in Section 4.1 made on behalf of any Member who is not a Highly Compensated Employee shall be disregarded.

         4.3.  Nondiscrimination Test for Voluntary Contributions.   For any
Plan Year, the Voluntary Contributions made by the group of Members who are Highly Compensated Employees shall not exceed the maximum amount that may be contributed to the Plan by them for such year under either one of the following tests:

                 (a) the Contribution Percentage for the group of Members who are Highly Compensated Employees may not be more than the Contribution Percentage for the group of all other Members multiplied by 1.25; or

                 (b) the excess of the Contribution Percentage for the group of Members who are Highly Compensated Employees over the Contribution Percentage for the group of all other Members may not be more than 2 percentage points, and the Contribution Percentage for the group of Members who are Highly Compensated Employees may not be more than the Contribution Percentage for the group of all other Members multiplied by 2.

         For these purposes, the term "Contribution Percentage", for any group of Members for any Plan Year, shall mean the average of the ratios, calculated separately for each Member in such group, of (1) the Voluntary Contributions credited to such Member's Voluntary Contribution Account during such year to
(2) such Member's Compensation for such year.

         For purposes of determining the Contribution Percentage, all or a portion of the 401(k) Contributions for the Plan Year may be treated as Voluntary Contributions for such year provided:

                  (i) all 401(k) Contributions for such year satisfy the limitation of Section 4.2, and

                 (ii) the 401(k) Contributions for such year, excluding those treated as Voluntary Contributions under this Section for such year, satisfy the limitation of Section 4.2.

         4.4. Special Rules for Nondiscrimination Tests. For purposes of the nondiscrimination tests set forth in Sections 4.2 and 4.3, the following rules shall apply:

         (a)      Alternative Limitation.   The alternative test set forth in
Sections 4.2(b) and 4.3(b) may be utilized only to the extent permitted under
Section 401(m)(9) of the Code and the Treasury regulations and rulings and notices issued thereunder.

         (b)      Calculations.   The Actual Deferral Percentage and the
Contribution Percentage shall be calculated to the nearest one- hundredth of 1%.

         (c)      Family Aggregation Requirement.   For any Plan Year, in the
case of a Member who is a Highly Compensated Employee, and who is either a 5-percent owner, within the meaning of Section 416(i)(1)(B)(i) of the Code, or one of the ten most highly compensated employees based on Compensation during such year, such Member's Compensation and 401(k) Contributions and Voluntary Contributions shall be aggregated with the Compensation and 401(k) Contributions and Voluntary Contributions of the members of his family, within the meaning of Section 414(q)(6)(B) of the Code, who are eligible to participate in the Plan. The Compensation and 401(k) Contributions and Voluntary Contributions of such Member and such members of his family shall, as so aggregated, be treated as the Compensation and 401(k) Contributions and Voluntary Contributions of a single Member who is a Highly Compensated Employee in applying the nondiscrimination tests of Sections 4.2 and 4.3 for such Plan Year, and shall not otherwise be taken into account in applying such tests.

         (d)      Plan Aggregation Requirements.   Any qualified plans which
are aggregated with this Plan in any Plan Year for the purpose of satisfying
Section 401(a)(4) or 410(b) of the Code (other than solely for the purpose of satisfying the average benefit percentage test) shall, for such Plan Year, be aggregated with this Plan, and the elective contributions made under the 401(k) provisions of, and any voluntary after-tax contributions made to, any such qualified plans and this Plan shall be treated as if they had been made under a single plan, for the purpose of applying the nondiscrimination tests of Section
4.2 and 4.3. In addition, for any Plan Year, to the extent permitted by the Code and the applicable Treasury regulations, any other qualified plan of the Employer or of any other entity described in Section 1.19(e)(2), (3) or (4) may be aggregated with this Plan, and the elective contributions made under the 401(k) provisions of, and any voluntary after-tax contributions made to, such qualified plan and this Plan may be treated as if they had been made under a single plan, for the purpose of applying the nondiscrimination tests in Sections 4.2 and 4.3, provided that any such qualified plan and this Plan, when aggregated and treated as a single plan, satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code.

         (e)      Records.   The Committee shall maintain or cause to be
maintained records sufficient to demonstrate the satisfaction of the nondiscrimination tests in Sections 4.2 and 4.3, and to show the amount of 401(k) Contributions, if any, used to satisfy the nondiscrimination test in Section 4.3.

         4.5.  Deduction Limit.   The total amount of contributions made
hereunder by the Employer, considering the amount of such contributions both with and without aggregating such contributions with the contributions made by the Employer under each other qualified plan the Employer maintains, for any taxable year of the Employer may not exceed the maximum amount allowable as a deduction for the contributions made to this Plan by the Employer for such taxable year.

         4.6.  Section 415 Limits.

         (a)      General.   For any Plan Year, the total amount contributed by
or on behalf of any Member, or allocated to such Member, under the Plan, when aggregated with all other amounts treated as "annual additions" under this Plan under Sections 415(c)(2), 415(l)(1) and 419A(d)(2) of the Code, and the applicable Treasury regulations, with respect to such Member for such Plan Year, shall not exceed the lesser of (1) $30,000, or, if greater, one-quarter of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect for the Plan Year or (2) 25% of the Participant's Compensation for such Plan Year. In applying the preceding sentence, (i) amounts treated as annual additions by Section 415(l)(1) and 419A(d)(2) of the Code shall not be taken into account in determining whether the limitation set forth in clause (2) thereof is satisfied and (ii) 401(k) Contributions shall not be taken into account to the extent such contributions are distributed to Members under Section 4.8(a) or (b).

         (b)      415(e) Limit.   In addition to the above, the amounts
contributed under the Plan by or on behalf of, or allocated under the Plan to, any Member for any Plan Year shall not exceed the amount permissible under the overall limitation applicable to such Member for such year under Section 415(e) of the Code. In calculating the defined benefit plan fraction and the defined contribution plan fraction, as defined in Section 415(e) of the Code, for the purpose of determining the aforesaid Code Section 415(e) limitation, an amount shall, to the extent permitted under Section 1106(i)(4) of P.L. 99-514, be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and the defined contribution plan fraction does not exceed 1.0 for the Plan Year. In no event shall the amount to be subtracted from the numerator of the defined contribution plan fraction be less than the amount permitted to be so subtracted under Section
235(g)(3) of P.L. 97-248.   In addition, the aforesaid Code Section 415(e)
limitation shall,
to the extent permitted under Section 1106(i)(3) of P.L. 99-514, be calculated by using the Member's Current Accrued Benefit. The "Current Accrued Benefit" is a Member's accrued benefit under any qualified defined benefit plan which is, or ever was, maintained by the Employer, determined as if the Member had separated from service as of the close of the last limitation year of such plan beginning before August 1, 1987, when expressed as an annual benefit within the meaning of Section 415(b)(2) of the Code. In determining the amount of a Member's Current Accrued Benefit, the following shall be disregarded: (1) any change in the terms and conditions of such plan after May 5, 1986, and (2) any cost of living adjustment occurring after May 5, 1986. In no event shall the amount of the Current Accrued Benefit be less than the Current Accrued Benefit as defined and determined under Section 235(g)(4) of P.L. 97-248.

         If the limitation applicable to a Member under Section 415(e) of the Code is exceeded, the Member's benefit under a qualified defined benefit plan maintained by the Employer shall be reduced to the extent necessary to meet such limitation, before any reduction is made with respect to the Member's annual additions under this Plan.

         (c)      Plan Aggregation.   In addition to the foregoing provisions,
this Section 4.6 shall be applied by treating each qualified defined contribution plan, and each qualified defined benefit plan, maintained, or ever maintained, by the Employer or another entity described in Section 1.19(e)(2),
(3) or (4) (modified for this purpose as required under Code Section 415(h)) as a single qualified defined contribution plan and a single qualified defined benefit plan.

         (d)      Reduction of Contributions.   In the event that the amount of
the contributions which, without regard to this Section 4.6, would be made by or on behalf of, or allocated to, a Member under the Plan in respect of any Plan Year must be reduced by reason of the limitations of this Section 4.6, such reductions shall be made in the following order of priority, but only to the extent necessary: (1) the amount of the Member's Voluntary Contributions shall be reduced, or, if already paid to the Trustee, shall (with the Trust Fund earnings thereon) be refunded to the Member; then (2) the amount of the Member's 401(k) Contributions shall be reduced, or, if already paid to the Trustee, shall (with the Trust Fund earnings thereon) be refunded to the Member; then (3) any Employer Contributions that would otherwise be allocated to such Member in respect of such Plan Year shall, instead, be allocated to each other Member entitled to share in such contributions (subject to the limitations of this Section 4.6 as applied to each such Member) in the same proportion that each such Member's Compensation for such Plan Year bears to the aggregate of the Compensation for such Plan Year of all such Members.

         4.7.  Adjustments.   Notwithstanding any other provision in the Plan
to the contrary, at any time during the Plan Year, the Committee may make such adjustments to or impose such restrictions on the amounts of contributions that otherwise may be made to the Plan by or on behalf of, or allocated to, any Member or group of Members during the balance of such Plan Year, as the Committee deems necessary in order for such contributions or allocations not to exceed any of the limitations set forth in this Article 4, or in order for the Plan to meet any other requirement for the Plan's continued qualification under Sections 401(a), 401(k) and 401(m) of the Code.

         4.8.  Corrective Distributions.   If for any Plan Year the 401(k)
Contributions or Voluntary Contributions made by or on behalf of a Member for such year exceed the limitation applicable to such contributions under Section 4.1, 4.2 or 4.3, or if for any Plan Year any amount of the 401(k) Contributions made on behalf of a Member during such year is designated as an excess deferral attributable to this Plan under subsection (b) below, the excess of the contributions over the limitation, or the amount so designated, shall be distributed to the Member in accordance with the following rules:

                 (a) If the aggregate amount of the 401(k) Contributions made on behalf of a Member for any Plan Year exceeds the dollar limit for such contributions under Section 4.1 for such year, the excess amount so contributed, as adjusted for income or loss allocable thereto, shall be (1) designated by the Committee as an excess amount of 401(k) Contributions (and earnings), and (2) distributed to the Member from his 401(k) Contribution Account after the end of such year but by no later than April 15 next following the close of such year. The 401(k) Contributions to be distributed under this subsection (a) for any Plan Year shall be so distributed prior to any distribution of 401(k) Contributions under subsection (b) for such Plan Year, and shall be reduced by the 401(k) Contributions previously distributed to the Member under subsection (c) for such Plan Year.

                 (b) If the aggregate amount of the 401(k) Contributions made on behalf of a Member under this Plan for any Plan Year, when added to the total amount deferred by such Member in such year under other plans or arrangements described in Section 401(k), 408(k) or 403(b) of the Code, exceeds the limit under Section 402(g) of the Code for such year, the Member may designate a portion of such excess deferrals as allocable to the 401(k) Contributions made on the Member's behalf under this Plan for such year. Such designation shall be made by filing with the Committee a written notice that specifies the amount so designated, and which contains a certification by the Member that if the amount so designated is not distributed, such amount, when added to his remaining 401(k) Contributions and the total amount deferred under other plans or arrangements described in
         Section 401(k), 408(k) or 403(b) of the Code, will exceed the limit under Section 402(g) of the Code for the Plan Year in question.

                 Such written notice shall be filed with the Committee no later than by March 1 next following the close of such Plan Year. The amount so designated, as adjusted for income or loss allocable thereto, shall be (1) designated by the Committee as an excess deferral (and earnings), and (2) distributed to the Member from his 401(k) Contribution Account after the end of such year but by no later than April 15 next following the close of such year.

                 The 401(k) Contributions to be distributed under this subsection (b) for a Plan Year shall be reduced by any 401(k) Contributions that were previously distributed to the Member under subsection (a) or (c) for the same Plan Year. In no event shall a distribution of 401(k) Contributions pursuant to this subsection (b) for a Plan Year exceed the amount of the Member's 401(k) Contributions under this Plan for such year.

                 (c) If for any Plan Year the aggregate amount of 401(k) Contributions made on behalf of Members who are Highly Compensated Employees exceeds the limit for such contributions under Section 4.2 (such excess is referred to herein as "Excess Contributions"), the Excess Contributions, as adjusted for income or loss allocable thereto, shall be distributed as follows. The amount of Excess Contributions to be distributed to any Member under this subsection
         (c) shall be determined by reducing the Actual Deferral Percentages of the Members who are Highly Compensated Employees in the order of their Actual Deferral Percentages, beginning with those Highly Compensated Employees with the highest Actual Deferral Percentages, until the aggregate amount of 401(k) Contributions for Members who are Highly Compensated Employees has been reduced to the amount permissible under
         Section 4.2. The Excess Contributions so determined shall be distributed to those Highly Compensated Employees for whom a reduction is made under the preceding sentence.

                 Distributions of Excess Contributions and the income or loss allocable thereto shall be (1) designated by the Committee as Excess Contributions (and earnings) and (2) distributed to the Member from his 401(k) Contribution Account after the end of the Plan Year but no later than by March 15 next following the close of such year. Excess Contributions to be distributed to a Member in accordance with the preceding sentence for any Plan Year shall be so distributed prior to any distributions of 401(k) Contributions under subsection (a) or (b) for such Plan Year. In no event shall a distribution of Excess Contributions to a Member for a Plan Year exceed the amount of 401(k) Contributions made on the Member's behalf for such year.

                 (d) If for any Plan Year the aggregate amount of Voluntary Contributions, when added to the total amount of 401(k) Contributions treated as Voluntary Contributions under Section 4.3, made by or on behalf of Members who are Highly Compensated Employees exceeds the limit for such contributions under Section 4.3 (such excess is referred to herein as "Excess Aggregate Contributions"), the Excess Aggregate Contributions, as adjusted for income or loss allocable thereto, shall be distributed as follows. The amount of Excess Aggregate Contributions to be distributed to any Member under this subsection (d) shall be determined by reducing the Contribution Percentages of the Members who are Highly Compensated Employees in the order of their Contribution Percentages, beginning with those Highly Compensated Employees with the highest Contribution Percentages, until the aggregate amount of Voluntary Contributions (including 401(k) Contributions treated as such) for Members who are Highly Compensated Employees has been reduced to the amount permissible under Section
         4.3. The Excess Aggregate Contributions so determined shall be distributed to those Highly Compensated Employees for whom a reduction is made under the preceding sentence.

                 Distributions of Excess Aggregate Contributions and the income or loss allocable thereto shall be (1) designated by the Committee as Excess Aggregate Contributions (and earnings) and (2) distributed to the Member, first, from his Voluntary Contribution Account and, second, to the extent that 401(k) Contributions were treated as Voluntary Contributions for the Plan Year in question under Section 4.3, from his 401(k) Contribution Account after the end of the Plan Year but no later than by March 15 next following the close of such year. In no event shall a distribution of Excess Aggregate Contributions to a Member for a Plan Year exceed the amount of Voluntary Contributions made by the Member for such year.

                 (e) The amount of income or loss allocable to 401(k) Contributions or Voluntary Contributions to be distributed to any Member under subsection (a), (b), (c) or (d) above shall be determined in accordance with the applicable provisions of the regulations issued under Sections 401(k), 401(m) and 402(g) of the Code.

                 (f) Notwithstanding anything to the contrary in subsections (c) or (d), the determination of the Excess Contributions or the Excess Aggregate Contributions under subsections (c) or (d) attributable to any Member who is a Highly Compensated Employee and who is subject to the family aggregation rules of Section 414(q)(6) of the Code shall be made by (1) ascertaining the single Actual Deferral Percentage or Contribution Percentage for such Member and the members of his family (the "Family Group"), which was determined in applying the nondiscrimination test in Section 4.2 or Section 4.3 in accordance with the rules set forth in Section 4.4(c), (2) reducing such single Actual Deferral Percentage or such single Contribution Percentage in the manner prescribed in subsection (c) or (d) as if the Family Group was a single Highly Compensated Employee and (3) allocating the resulting Excess Contributions or Excess Aggregate Contributions to each member of the Family Group, including the Member in question, in proportion to the amount of the 401(k) Contributions or Voluntary Contributions of each such member that was taken into account, prior to the application of this Section 4.8, for the purpose of computing such single Actual Deferral Percentage or such single Contribution Percentage.

                 (g) Any amounts required to be distributed to a Member pursuant to subsection (a), (b), (c) or (d) above shall be so distributed, notwithstanding any other provision in the Plan to the contrary.


             ARTICLE 5 - PLAN ACCOUNTS, ALLOCATIONS AND FORFEITURES

         5.1.     Plan Accounts.   For each Member, the Committee shall
establish and maintain, or caused to be established and maintained, a separate Plan Account with respect to the 401(k) Contributions made on behalf of the Member under Section 3.1, the Voluntary Contributions made by the Member under
Section 3.2, the Employer Contributions allocated to the Member under Section
3.4 and the amounts rolled over to the Plan by the Member under Section 3.6. Such Accounts shall be referred to herein, respectively, as the Member's "401(k) Contribution Account", his "Voluntary Contribution Account", his "Employer Contribution Account", and his "Rollover Account". The Committee shall also establish and maintain, or cause to be established and maintained, such other Accounts as may be necessary or desirable to comply with the requirements of the Code or to otherwise effect the purposes of the Plan. Each such Account shall be adjusted from time to time as follows:

                 (a) Such Account shall be credited, as hereinafter provided, with the amounts contributed to the Plan by or on behalf of the Member, allocated to the Member, or rolled over to the Plan by the Member under Section 3.1, 3.2, 3.4 or 3.6, as the case may be, and with any payments of principal and interest made by the Member pursuant to Section 7.5 on any loan to him. 401(k) Contributions shall be credited to a Member's 401(k) Contribution Account at the time such contributions are made to the Plan, but no later than by the final day of the Plan Year to which such contributions relate. Voluntary Contributions, Employer Contributions and amounts rolled over to the Plan by the Member shall be credited to a Member's Voluntary Contribution Account, Employer Contribution Account and Rollover Account, respectively, at the time such contributions are made to the Plan or at the time such rolled over amounts are transferred to or received by the Plan. Any payment on a loan under
         Section 7.5, which is credited to a Member's Account as described therein, shall be so credited to such Account as of the date on which such payment is received by the Plan.

                 (b) Such Account shall be credited or charged, as the case may be, with the Earnings attributable to the investment of such Account under Section 6.3.

                 (c) Such Account shall be charged with the amount of any distributions, withdrawals or loans made therefrom, pursuant to
         Section 4.8 or Article 7. A distribution, withdrawal or loan shall be so charged as of the date on which the amount thereof is paid to the Member.

                 (d) In addition to (a), (b) and (c) above, such Account shall be credited or charged as required by other provisions of the Plan, in the manner and as of the date set forth therein, or, where such manner or date is not expressly set forth, as the Committee shall determine.

                 (e) Such Account shall also reflect the number of shares of any Mutual Fund in which the balance of such Account is invested. The number of shares to be so reflected shall include fractions of a unit of a share, as well as whole units of shares.

         5.2.  Forfeitures.

         (a) Incurrence and Application of Forfeitures. The portion of the Member's Employer Contribution Account which is not a Vested Portion shall be forfeited, and the amount so forfeited shall be charged to his Employer Contribution Account, as of the close of the Plan Year in which he incurs a Termination of Service. Any forfeiture shall be applied, first, to restore other forfeitures under subsection (b) below, and, second, to reduce Employer Contributions made to the Plan after the date such forfeiture arises. Prior to such application, a forfeiture shall be held in a separate account established and maintained solely for forfeitures under the Trust Fund; and such account shall be invested in the Fidelity Retirement Money Market Portfolio described in Section 6.1(e).

         (b)      Restoration of a Forfeiture.   If any portion of a Member's
Employer Contribution Account was forfeited upon his Termination of Service, and such Member thereafter returns to Service, any amount that was forfeited shall be restored to his Employer Contribution Account, as of his Reemployment Commencement Date, unless: (1) the Member failed to return to Service prior to incurring a 5-Year Break in Service after such Termination of Service, or (2) the Member had previously received from the Plan a distribution described in subsection (c) below, and, as of his Reemployment Commencement Date, has failed to repay such distribution in accordance with subsection (c) below. In the event that the restoration of a forfeiture is prevented by reason of clause (2) in the preceding sentence, and the Member subsequently repays the distribution referred to in clause (2) in accordance with subsection (c) below, the amount forfeited shall be restored to the Member's Employer Contribution Account as of the date on which such repayment is made to the Plan. Any amount so restored to such Account shall be invested in accordance with the Member's investment election with respect to New Money to be credited to such Account then in effect under Section 6.2.

         Funds to restore a forfeiture to a Member's Employer Contribution Account shall come, first, from other forfeitures as provided in subsection (a) above, and, second, from contributions made to the Plan by the Company for such purpose. The Company shall make such additional contributions to the Plan as are necessary to restore any forfeitures in accordance with the preceding sentence. If the Company makes any such contributions with respect to a Member who is employed by an Employer other than the Company, such Employer shall reimburse the Company for the amount of any such contributions so made. The amount of any forfeiture to be restored to a Member hereunder shall, to the extent required by Section 411 of the

Code, include earnings on the amounts that were forfeited by the Member under subsection (a) above.

         (c)      Repayment of Distributions.   A Member who has incurred a
Termination of Service and, in connection therewith, has received from the Plan a distribution of the entire Vested Portion of the balance of his Plan Accounts, and thereafter returns to Service, may repay such distribution to the Plan. Any such repayment shall consist of the full amount of such distribution. Further, such repayment must be made before the fifth anniversary of the Member's Reemployment Commencement Date. A repaid distribution shall be credited pro rata to the Member's Accounts from which such distribution was made, shall be so credited as of the date received by the Plan, and shall be invested in accordance with the Member's investment election with respect to New Money to be credited to such Accounts then in effect under
Section 6.2.


                      ARTICLE 6 - INVESTMENTS AND EARNINGS

         6.1.     Investment of Accounts.   The balance of each Plan Account
maintained for a Member hereunder shall be invested, as the Member shall from time to time elect in accordance with Section 6.2, in shares of any one or more of the Mutual Funds selected by the Committee for investment. As of August 1, 1993, the Committee has selected the following Mutual Funds for investment:

         (a)       Fidelity U.S. Bond Index Portfolio;

         (b)       Fidelity Asset Manager;

         (c)       Fidelity Equity-Income Fund;

         (d)       Fidelity Magellan Fund; and

         (e)       Fidelity Retirement Money Market Portfolio.

The Committee may, at any time and in its sole discretion, eliminate or add any Mutual Fund to the above list.

         Except to the extent that the Committee otherwise directs, all dividends and other distributions payable with respect to the shares of any Mutual Fund in which any Plan Account is invested shall be reinvested in additional shares of such Mutual Fund; and the number of additional shares acquired as a result of such reinvestment shall be credited to such Plan Account.

         To the fullest extent permissible under Section 404(c) of ERISA, the Trustee, the members of the

Committee, and any other fiduciary of the Plan shall not be liable for any loss, or by reason of any breach of duty, that results from any election made, or deemed to have been made, by a Member under Section 6.2 with respect to the investment of his Plan Account balances.

         6.2.     Investment Elections.   Elections with respect to the
investment of a Member's Plan Accounts shall be made in accordance with the following rules:

         (a)      Initial Investment Election.   Each Member shall make an
initial investment election with respect to each Plan Account that is established for him hereunder by the later of (1) the close of the last business day immediately preceding the date on which an amount is first credited to such Account pursuant to Section 5.1 or (2) July 31, 1993. Such election shall be made in the manner set forth in subsection (c) below.

         (b)      Investment Election Changes.   Subject to the limitations set
forth below, a Member may change his investment election with respect to any of his Plan Accounts, by making a new investment election with respect to such Account in accordance with the provisions of subsection (c) below. A Member may so change his investment election just with respect to the existing balance of any Plan Account ("Current Balance"); or just with respect to contributions and repayments of principal and interest on any loan from the Plan ("New Money") that are to be credited to any Plan Account on or after the effective date of such change; or with respect to both the Current Balance of, and New Money to be credited to, any Plan Account.

         (c)      Procedure for Making Elections.   An investment election
under subsection (a) above shall be made by filing with the Committee a form furnished by the Committee for this purpose, on which the Member shall indicate, by percentage (which shall be an integral multiple of 1%) or dollar amount, the portion of the Member's Plan Account balance to be invested in shares of each Mutual Fund. The Member shall designate his investment choices, in the manner described in the preceding sentence, separately for each of his Plan Accounts. Any change in a Member's investment election under subsection
(b) above shall be made in the same manner as herein described in the case of an election under subsection (a) above; provided, however, that if the Committee so permits (and subject to such rules as the Committee may have promulgated) any Member may use the telephone service made available by the Trustee to communicate directly to the Trustee any change in the Member's investment election. A Member shall be provided with a written confirmation of any investment election made under subsection (a), or any change in investment election made under subsection (b), in the manner provided in the Trust Agreement or in any administrative services agreement between the Committee and the Trustee.

         (d)      Effect of Election.   An investment election made by a Member
with respect to any of his Plan Accounts under subsection (a) above shall remain in effect until the Member changes his investment election with respect to such Plan Account in accordance with subsection (b) above. Any investment election change made by a Member under subsection (b) above with respect to any Plan Account shall remain in effect until the Member again changes his investment election with respect to such Plan Account in accordance with subsection (b) above.

         (e)      Implementation.   All transactions necessary to implement any
investment elections and changes therein that are made by Members pursuant to this Section 6.2 shall be executed at such times, and in such manner, as provided in the Trust Agreement or in any administrative services agreement between the Committee and the Trustee.

         (f)      Restrictions.   Notwithstanding any provision to the contrary
in subsections (a) to (e) above, between August 1, 1993 and December 31, 1993, the following restrictions shall apply to a Member's investment elections under this Section 6.2:

                 (1) Prior to attaining age 55, a Member may not invest any of his Plan Accounts in shares of the Fidelity Retirement Money Market Portfolio;

                 (2) A Member may not invest any portion of his Employer Contribution Account in shares of the Fidelity Equity-Income Fund or the Fidelity Magellan Fund;

                 (3) A Member may not invest the portion of his Employer Contribution Account which is not a Vested Portion in shares of the Fidelity U.S. Bond Index Portfolio; and

                 (4) Before a Member attains age 55, the portion of the Member's Employer Contribution Account which is not a Vested Portion shall be invested in shares of the Fidelity Asset Manager fund, and such portion of such Account shall not be subject to investment direction by the Member.

The above restrictions shall not apply after December 31, 1993.

         On and after January 1, 1994, the following restriction shall apply to a Member's investment elections under this Section 6.2: A Member may not invest any portion of his Employer Contribution Account in shares of the Fidelity Magellan Fund.

         The Committee may, at any time and in its sole discretion, eliminate or modify any of the foregoing restrictions, or impose additional restrictions on Members' investment elections. To the extent that any such restriction ceases to apply with respect to the Current Balance of, or the New Money to be credited to, any Plan Account of a Member, the Member may elect to invest all or any portion of such Current Balance, or of such New Money, of such Account in shares of any Mutual Fund listed in Section 6.1, subject to any such restrictions which remain, by making a change in investment election under subsection (b) above.

         6.3.     Determination of Earnings.   The Earnings attributable to the
investment of any Plan Account for any period shall mean the amount (positive or negative) by which (a) the aggregate value, as of the close of the last business day of such period, of all shares of Mutual Funds in which such Account is then invested, plus the unpaid principal amount of any loan made to the Member from such Account that is outstanding at the close of such day, and any cash amount standing to the Member's credit in such Account as of the close of such day, as reduced by (b) the amount of all contributions, loan repayments and amounts rolled over to the Plan, that were credited to such Account during the period, and as increased by (c) the amount of all distributions, withdrawals and loans charged to such Account during the period, exceeds, or is less than, (d) the aggregate value, as of the close of the last business day immediately preceding the start of such period, of all shares of Mutual Funds in which such Account was then invested, plus the unpaid principal amount of any loan made to the Member from such Account that was outstanding at the close of such day, and any cash amount standing to the Member's credit in such Account as of the close of such day.

         6.4.     Voting Rights.   In accordance with the applicable rules set
forth in the Trust Agreement, each Member shall have the right to direct the Trustee as to how to vote the shares of any Mutual Fund credited to his Plan Accounts, and the right to direct the Trustee as to how to exercise all other rights pertaining to such shares. A Member shall be treated as a "named fiduciary", within the meaning of Section 402(a)(2) of ERISA, for the purpose of giving such directions to the Trustee.

                ARTICLE 7 - DISTRIBUTIONS, WITHDRAWALS AND LOANS

         7.1.     Distributions.   Distributions shall be made in accordance
with the following rules:


         (a)      Termination of Service After Age 55 or Due to Disability.
In the case of a Member who incurs a Termination of Service, for any reason other than death, after he has attained age 55, or who incurs a Termination of Service due to Disability prior to attaining age 55, the Vested Portion of the balance of the Member's Plan Accounts shall be distributed to him, in the form of a single lump sum payment. The distribution shall be made as soon as practicable after the Member's Termination of Service. The amount of the distribution shall be the Vested Portion of the balance of the Member's Plan Accounts determined as of the close of the last business day immediately preceding the time such distribution is made.

         (b)      Termination of Service Prior to Age 55.   In the case of a
Member who incurs a Termination of Service, for any reason other than Death or Disability, before he has attained age 55, the distribution of his Plan Account balances shall be made as follows:

                 (1)       401(k) Contribution Account, Voluntary Contribution
         Account and Rollover Account.   The balances of the Member's 401(k)
         Contribution Account, Voluntary Contribution Account and Rollover Account shall be distributed to the Member, in the form of a single lump sum payment, as soon as practicable after such Member's Termination of Service. However, if, under subsection (b)(2) below, the Member has an Excess Portion in his Employer Contribution Account, the Member may elect in writing, within 60 days after the date of his Termination of Service, to have the balances of his 401(k) Contribution Account, Voluntary Contribution Account and Rollover Account remain invested in the Trust Fund. A Member who so elects may, at any time thereafter, elect to receive a distribution, in the form of a single lump sum payment, of the balances of such Accounts, by delivering a written election to such effect to the Committee, on which he specifies the date on which such distribution is to be made; but, in any event, the balances of such Accounts shall be distributed to the Member, in the form of a single lump sum payment, no later than by the date on which the Excess Portion of his Employer Contribution Account is distributed to him under subsection (b)(2) below.

                 (2)       Employer Contribution Account.   The Vested Portion
         of the balance of the Member's Employer Contribu-tion Account, up to the greater of (i) $37,500 or (ii) one-half of the Vested Portion of such balance, shall be distributed to the Member, in the form of a single lump sum payment, as soon as practicable after his Termination of Service. The portion of the Vested Portion of the balance of the Member's Employer Contribution Account that is not immediately distributed due to the restriction in clause (i) or (ii) of the preceding sentence shall remain invested in the Trust Fund, and shall be referred to herein as the "Excess Portion". For each Plan Year beginning after December 31, 1993, the $37,500 amount referred to above shall be adjusted, as of the first day of each such year, for cost-of-living increases by the same percentage by which the Internal Revenue Service has increased the limitation under Section 402(g) of the Code, effective as of such day, pursuant to Section 415(d) of the Code.

                 After a Member who has an Excess Portion in his Employer Contribution Account invested in the Trust Fund attains age 55, he may, at any time, elect to receive a distribution, in the form of single lump sum payment, of such Excess Portion, by delivering a written election to such effect to the Committee, on which he specifies the date on which such distribution is to be made; but, in any event, the Member's Excess Portion shall be distributed to him, in the form of a single lump sum payment, when he attains age 65.

                 Notwithstanding the above, in the case of a Member who returns to Service with the Employer after incurring a Termination of Service, the foregoing provisions of this subsection (b)(2) shall cease to apply to the Member's Excess Portion, and such Excess Portion shall be distributed to the Member, along with any additional balances in his Plan Accounts, in accordance with the provisions of this Section 7.1 after he again incurs a Termination of Service.

                 (3)       Valuation and Investment.   For the purposes of this
         subsection (b), the balance of the Member's 401(k) Contribution Account, Voluntary Contribution Account, Rollover Account or Employer Contribution Account (including the Vested Portion of the balance of the Employer Contribution Account or the amount of any Excess Portion of the Employer Contribution Account) shall be determined as of the close of the last business day immediately preceding the time the distribution in question is made. Account balances which remain invested in the Trust Fund under subsection (b)(1) above, and the Excess Portion which remains invested in the Trust Fund under subsection (b)(2) above, shall, while so invested, be invested by the Member as provided in Sections 6.1 and 6.2, and shall be credited or charged with Earnings, as provided in Section 5.1.

         (c)      Corporate Events.   Notwithstanding subsection (b) above, if
a Member is affected by an event described in Section 401(k)(10)(A)(ii) or
(iii) of the Code, then, upon such Member's written request, the entire Vested Portion of the balance of his Plan Accounts (including any Excess Portion described in subsection (b) above), determined as under the first sentence of subsection (b)(3) above, shall be distributed to the Member in a single lump sum payment.

         (d)      Special Rules.

                 (1)       General.   Notwithstanding any other provision of
         subsection (a), (b) or (c) above to the contrary, payment of the Member's Plan Account balances shall be made in accordance with the provisions of this subsection (d).

                 (2)       Member's Consent.   No distribution to the Member
         with respect to any of his Plan Accounts shall be made prior to his attaining Normal Retirement Age unless either (i) the Vested Portion of the balance of the Member's Plan Accounts at the close of the last business day immediately preceding the time the distribution is made does not exceed $3,500 or (ii) the Member consents, in writing, within the 90-day period ending on the date of distribution and after receipt of the explanation described in the paragraph below, to the immediate payment of such distribution.

                 For purposes of clause (ii) of the preceding paragraph, the Committee shall furnish the Member with a written explanation of the Member's right to defer his distribution until he has attained age 65 and the effect of such deferral. Such explanation shall be furnished no less than 30 days (or such shorter period as may be permitted by Treasury regulations) and no more than 90 days before the distribution is made to the Member.

                 If an immediate distribution with respect to any of the Member's Plan Accounts cannot be made to the Member by reason of his failure to consent to such distribution, distribution with respect to such Account shall be made as soon as practicable after the earliest to occur of the following: the date on which the Member attains age 65, the date of the Member's death, or the date on which the Committee receives written notice from the Member requesting, and consenting to, an immediate distribution from such Account. Any distribution made pursuant to the preceding sentence shall be made in the form of a single lump sum payment, and the amount of such distribution shall be the Vested Portion of the balance of such Account, determined as of the close of the last business day immediately preceding the time such distribution is made; provided, however, that in the case of a Member who has not attained age 55 and who is alive and not Disabled, any such distribution from such Member's Employer Contribution Account cannot exceed the greater of (A) $37,500 (adjusted as provided in subsection (b)(2) above) or (B) one-half of the Vested Portion of the balance of such Account, determined as of the close of such business day, and the portion, if any, of the Vested Portion of the Member's Employer Contribution Account that is not distributed due to the foregoing restriction shall thereafter be treated as the "Excess Portion" under subsection (b)(2) above. Any request for and consent to a distribution made by a Member under the second preceding sentence must apply to the entire Vested Portion of the balance of all of his Plan Accounts, or to so much of the Vested Portion of such balance as may be distributed under the preceding sentence.

                 (3) Distributions after Termination of Service. Distribution to the Member with respect to his Plan Account balances shall be made no later than 60 days after the close of the Plan Year in which occurs the latest of the date on which the Member attains age 65, the 10th anniversary of the date as of which the Member commenced participation in the Plan, or the date of the Member's Termination of Service.

                 (4)       Age 70 1/2 Distributions.   The distribution of a
         Member's Plan Account balances shall be made or commence not later than:

                          (i) in the case of a Member who is a 5-percent owner, as defined under Section 416(i) of the Code and the Treasury regulations thereunder, the April 1st following the calendar year in which he attains age 70 1/2;

                           (ii)   in the case of a Member who is not a
                 5-percent owner, as so defined in (i), and who attains age 70 1/2 prior to January 1, 1988, the April 1st following the later of (A) the calendar year in which he attains age 70 1/2, or (B) the calendar year ending December 31, 1990; or

                          (iii) in the case of a Member not described in (i) or (ii), the later of (A) the April 1st following the calendar year in which he attains age 70 1/2 or (B) April 1, 1990.

                 Clause (iii)(B) above shall not apply to a Member who both attains age 70 1/2 in 1988 and incurs a Termination of Service in 1988. The date by which the distribution of a Member's Account balances must be made or commence under (i), (ii) or (iii) above, as applicable, shall be referred to herein as the Member's "Required Commencement Date".

                 A Member who attains age 70 1/2 may elect to have his Account balances distributed pursuant to one of the following options: (I) the balance of his Plan Accounts shall be distributed to him annually in a single lump sum payment or (II) his Account balances shall be paid to him in 10 annual installments. The election must be made no later than by the June 30 of the calendar year preceding the calendar year in which the Member's Required Commencement Date falls, or by such later date permitted by the Committee. If the Member fails to make an election by such date, the Member's Account balances shall be distributed under option (I).

                 If the Member's Account balances are to be distributed under option (I), the initial lump sum payment shall be made no earlier than by the November 1 of the calendar year preceding the calendar year in which the Member's Required Commencement Date falls and no later than by the Member's Required Commencement Date, and the amount of such payment shall be determined at the close of the last business day immediately preceding the time the payment is made. Thereafter, pursuant to option (I), a lump sum payment shall be made once each calendar year, beginning with the calendar year in which the Member's Required Commencement Date falls, on or after August 1 of the year. The amount of each such payment shall be determined at the close of the last business day immediately preceding the time the payment is made.

                 If the Member's Account balances are to be distributed under option (II), the initial installment payment shall be made no earlier than by the November 1 of the calendar year preceding the calendar year in which the Member's Required Commencement Date falls and no later than by the Member's Required Commencement Date, and with respect to the remaining installment payments, one installment payment shall be made each calendar year, beginning with the calendar year in which the Member's Required Commencement Date falls, on or after August 1 of the year. The amount of the initial installment payment shall be equal to the balance of the Member's Plan Accounts, determined at the close of the last business day immediately preceding the time the payment is made, divided by 10, and the amount of each other installment payment shall be equal to the balance of the Member's Plan Accounts, determined at the close of the last business day immediately preceding the time the payment is made, divided by the excess of (x) 10 over (y) the number of installment payments previously made. Any amounts credited to the Member's Plan Accounts after the date on which the 10th installment payment is made shall be distributed in one lump sum payment for each calendar year, beginning with the calendar year following the calendar year in which the 10th installment is made, on or after the August 1 of such year.

                 Notwithstanding any provision in the Plan to the contrary, the amount of any payment made pursuant to this subsection (d)(4) shall be increased to the extent necessary to satisfy the requirements of Code
         Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G), and the regulations, rulings or notices issued thereunder.

         (e) The Member's Death. In the case of a Member who dies and, immediately following his death, has a balance to his credit in the Vested Portion of his Plan Accounts, such balance shall be distributed to his Beneficiary, in a single lump sum payment, as soon as practicable after his death. For this purpose, such balance shall be determined as of the close of the last business day immediately preceding the time such distribution is made. In all events, such distribution shall be made not later than by the final day of the Plan Year next following the Plan Year in which the Member died.

         (f)      Cash Payments.   All distributions under this Section 7.1
shall be made in cash.

         7.2.     Hardship Withdrawals.   A Member who is in Service, and who
has not attained age 59 1/2, may make a hardship withdrawal from his 401(k) Contribution Account subject to the following conditions:

         (a)      The withdrawal must be for:

                  (1)     expenses for "medical care", as defined in
         Section 213(d) of the Code, incurred by the Member, the Member's spouse or any "dependent" of the Member, as defined in
         Section 152 of the Code;

                  (2) costs directly related to the purchase of the Member's principal residence (excluding mortgage payments);

                          (3) payments necessary to prevent the eviction of the Member from, or the foreclosure of the mortgage on, his principal residence; or

                          (4) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, or for the Member's spouse, children or dependents (as defined in (1) above).

         In addition to the above, the Committee may, in its sole discretion, permit a Member to make a withdrawal in any circumstance which the Committee determines to be an "immediate and heavy financial need", within the meaning of Section 1.401(k)-1(d)(2)(iii) of the Treasury regulations.

                 (b)       The amount withdrawn may not exceed the lesser of
         (1) the amount of the Member's immediate and heavy financial need, determined in accordance with Section 1.401(k)-1(d)(2)(iv)(B)(1) of the Treasury regulations, attributable to the matter for which the hardship withdrawal is requested or (2) the aggregate amount of 401(k) Contributions that have been contributed to the Plan on the Member's behalf as of the day of the withdrawal, less the aggregate amount of 401(k) Contributions that were previously withdrawn by the Member under this Section 7.2.

                 (c) The Member must have obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under this Plan and all other plans maintained by the Employer or any other entity described in Section 1.19(e)(2), (3) or
         (4), to the extent obtaining such distributions or loans is required under Section 401(k) of the Code and the regulations, rulings or notices issued thereunder.

                 (d) Notwithstanding any other provision in Article 3 to the contrary, no 401(k) Contributions or Voluntary Contributions may be made to the Plan, and no elective contributions or employee contributions may be made to any other plan (qualified or nonqualified) of deferred compensation maintained by the Employer or any other entity described in Section 1.19(e)(2), (3) or (4), by or on behalf of the Member for a period of 12 months following the day of the Member's receipt of a hardship withdrawal hereunder.

                 (e) Notwithstanding the provisions of Section 4.1, the maximum amount of 401(k) Contributions that may be made to the Plan on the Member's behalf for the Plan Year next following the Plan Year in which the Member receives a hardship withdrawal shall not exceed the dollar limit applicable to 401(k) Contributions under Section 402(g) of the Code for such next following year, less the amount of the 401(k) Contributions made on the Member's behalf for the Plan Year in which such hardship withdrawal is received.

                 (f) A Member who wishes to make a withdrawal hereunder shall file a written request with the Committee setting forth the amount he wishes to withdraw. The Member's request shall include such information as to the amount needed by the Member, the reason for the withdrawal and the Member's financial need for such withdrawal as required to enable the Committee to make a determination as to whether or not the conditions set forth herein for a hardship withdrawal will be met in the Member's case. However, if the Committee so permits, and subject to such rules and guidelines as the Committee may have promulgated, a Member may use the telephone service made available by the Trustee to communicate the foregoing information directly to the Trustee in request for a withdrawal. A Member requesting a withdrawal shall complete such forms as are prescribed by the Committee and/or the Trustee in support of his request.

                 A withdrawal cannot be made from the Member's 401(k) Contribution Account to the extent there is an unpaid amount outstanding on any loan to the Member from such Account. Amounts withdrawn from the Member's 401(k) Contribution Account shall be deemed to have been withdrawn, pro rata, from each Mutual Fund in which such Account was invested at the time of the withdrawal. Any withdrawal hereunder shall be paid in the form of a lump sum cash payment.

         7.3.   In-Service Withdrawals.   A Member who is in Service shall be
permitted to make withdrawals from his Plan Accounts as follows:

         (a)      Voluntary Contribution and Rollover Account.   A Member may,
at any time, make a withdrawal of all or any portion of the balance of his Voluntary Contribution Account or Rollover Account.

         (b)      Attainment of Age 59 1/2.   A Member who has attained age 59
1/2 may, at any time and in addition to the withdrawals permitted under subsection(a) above, make a withdrawal of all or any portion of the balance of his 401(k) Contribution Account.

         (c)      Rules of Application.   Withdrawals made pursuant to this
Section 7.3 shall be made in accordance with the following rules. A Member who wishes to make a withdrawal hereunder shall file a written request with the Committee, setting forth the amount he wishes to withdraw and specifying the Account or Accounts from which such withdrawal is to be made. However, if the Committee so permits, and subject to such rules and guidelines as the Committee may have promulgated, a Member may use the telephone service made available by the Trustee to communicate the foregoing information directly to the Trustee in request for a withdrawal. A Member requesting a withdrawal shall complete such forms as are prescribed by the Committee and/or the Trustee in support of his request.

         A withdrawal cannot be made from an Account to the extent there is an unpaid amount outstanding on any loan to the Member from such Account. Amounts withdrawn from any Account shall be deemed to have been withdrawn, pro rata, from each Mutual Fund in which such Account was invested at the time of the withdrawal. For the purpose of this Section 7.3, the balance of any Account shall be determined as of the close of the last business day immediately preceding the time the withdrawal is made. Any withdrawal hereunder shall be made in the form of a lump sum cash payment.

         7.4.     Direct Rollovers.   This Section 7.4 applies to any
distribution made under Section 7.1, 7.2 or 7.3 on or after January 1, 1993, to the extent that such distribution is an "Eligible Rollover Distribution". Notwithstanding any provision of the Plan to the contrary, the "Payee" of any Eligible Rollover Distribution made under Section 7.1, 7.2 or 7.3 may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of such distribution paid as a "Direct Rollover" to an "Eligible Retirement Plan" specified by the Payee.

         For the purpose of this Section 7.4, the following definitions shall apply. An "Eligible Rollover Distribution" is defined as under Section 402(c)(4) of the Code and the applicable Treasury regulations. An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that will accept a Direct Rollover of the Payee's distribution. However, if the Payee is the surviving spouse of a Member, only an individual retirement account or individual retirement annuity described above may be an Eligible Retirement Plan. A "Payee" is any person who is entitled to receive a distribution from the Plan, and who is a Member, the surviving spouse of a Member, or the spouse or former spouse of a Member who is entitled to receive the distribution as the alternate payee under a "qualified domestic relations order", as defined in Section

414(p) of the Code. A "Direct Rollover" is a direct payment of a distribution by the Plan to the Eligible Retirement Plan specified by the Payee, made in accordance with Section 401(a)(31) of the Code and the Treasury regulations, and the rulings and notices issued by the Internal Revenue Service, thereunder, and made in such manner as prescribed by the Committee.

         7.5.    Loans.   The Committee shall establish and administer a loan
program for Members. Loans shall be made to a Member by the Trustee pursuant to said program in accordance with the following rules:

                 (a) Generally, loans under the Plan shall: (1) be available to all Members on a reasonably equivalent basis, (2) not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees, (3) be made in accordance with the specific provisions herein, (4) bear a reasonable rate of interest, and (5) be adequately secured.

                 (b) A loan may be made to a Member only while such Member is in Service. A loan may be made only from a Member's 401(k) Contribution Account, Rollover Account or Employer Contribution Account. A loan may not be taken from an Account while there is any outstanding balance on a loan previously taken from that Account. A loan may be made from a Member's 401(k) Contribution Account or Rollover Account for any purpose. A loan may be made from a Member's Employer Contribution Account to pay one or more of the following:

                          (1)     expenses for "medical care", as defined in
                 Section 213(d) of the Code, incurred by the Member, the Member's spouse or any "dependent" of the Member, as defined in Section 152 of the Code;

                          (2) costs directly related to the purchase or repair of the Member's principal residence (excluding mortgage payments);

                          (3) payments necessary to prevent the eviction of the Member from, or the foreclosure of the Mortgage on, his principal residence;

                          (4) costs directly related to the purchase or repair of any vehicle needed by the Member in connection with his employment by the Employer;

                          (5) expenses for a funeral of any member of the Member's family;

                          (6) unpaid income or real estate taxes, legal fees, or liabilities associated with the Member's divorce; or

                          (7) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, or for the Member's spouse, children or dependents (as defined in (1) above).

         In addition to the above, the Committee may, in its sole discretion, permit a Member to take a loan from his Employer Contribution Account in any circumstance which the Committee determines to be a hardship.

                 The amount of any loan to a Member from an Account shall be withdrawn, pro-rata, from each Mutual Fund in which the balance of such Account is invested at the time of the loan. The Account from which the loan is made shall be charged with such fees with respect to the loan as the Trustee and the Committee shall agree from time to time.

                 (c) A Member shall request a loan by filing a written request with the Committee, in advance of the loan, setting forth the amount and term of the loan desired, the Account from which the loan is to be made, and, if the loan is to be made from the Member's Employer Contribution Account, the purpose for which the loan is requested. However, if the Committee so permits, and subject to such rules and guidelines as the Committee may have promulgated, a Member may use the telephone service made available by the Trustee to communicate the foregoing information directly to the Trustee in application for a loan. A Member requesting a loan shall complete such forms and documents as are prescribed by the Committee and/or the Trustee to obtain the loan.

                 (d) Each loan must be for a minimum amount of at least $1,000. The amount of any loan, when added to the outstanding balance of all other Plan loans to the Member, shall not exceed the least of:

                          (1)     $50,000, reduced by the excess (if any) of
                 (i) the highest outstanding balance of Plan loans to the Member during the one year period ending the day before the loan is to be made over (ii) the outstanding balance of Plan loans to the Member on the day the loan is made;

                          (2) one-half of the Vested Portion of the balance of the Member's Plan Accounts; or

                          (3) either (i) in the case of a loan to be made from the Member's Employer Contribution Account, one-half of the Vested Portion of the balance of such Account, or (ii) in any other case, the Vested Portion of the balance of the Account from which the loan is to be made.

                 (e) For the purpose of this Section 7.5, the Vested Portion of the balance of the Member's Plan Accounts, individually and in the aggregate, shall be determined as of the close of the last business day immediately preceding the time the loan is made.

                 (f) The loan shall be evidenced by a Promissory Note in such form and containing such terms and conditions as are herein required and as the Committee otherwise determines.

                 (g) Each loan shall provide for repayment of principal and interest in level monthly installments over its term. Repayments shall commence with the month following the month in which the loan is made. The monthly installments of Members shall be deducted proportionately from each of their paychecks from the Employer for the month and remitted by the Employer to the Trustee, or shall be made in such other manner as prescribed by the Committee. Repayments shall be suspended, for up to one year, for periods during which the Member is taking an unpaid leave of absence from the Employer due to temporary disability.

                 (h) The loan shall be for a term to be selected by the Member with the approval of the Committee. The term for a loan from the Member's Employer Contribution Account shall not exceed three years. The term for a loan from the Member's 401(k) Contribution Account or Rollover Account shall not exceed five years, or, if the proceeds of such loan are to be used to acquire any dwelling unit which, within a reasonable time, is to be used as the Member's principal residence, the term of such loan shall not exceed 15 years. Notwithstanding the above, the loan shall provide that all unpaid amounts of principal and interest shall become immediately due and payable one month after the Member's Termination of Service.

                 (i) The interest rate charged on any loan from the Plan shall represent a prevailing interest rate charged on similar personal loans granted under like circumstances by persons in the business of lending money, as determined under rules of uniform application issued by the Committee from time to time.

                 (j) The amount of the outstanding balance of any loan shall, itself, be deemed to be an investment of the Member's Account from which the loan was made. No Earnings shall be credited or charged to such Account under Section 6.3 with respect to the amount of the outstanding balance of any Plan loan. Repayments on the loan shall be credited to such Account, and shall be invested in accordance with the Member's investment election with respect to New Money to be credited to such Account then in effect under Section 6.2.

                 (k) The loan shall be secured by the portion of the Member's Account deemed to be invested in the outstanding balance of the loan. As a condition of any loan to a Member hereunder, the Member shall agree in writing that in the event of a default by the Member on such loan, to the extent that such Account is being used as a security for the loan, such Account shall be reduced as an offset against the Member's obligation to repay any amount outstanding on such loan; provided, however, that no such reduction of the Member's 401(k) Contribution Account may be made until the earliest of the Member's attainment of age 59 1/2, his becoming Disabled or his Termination of Service.

                 (l) If any portion of the loan remains outstanding at the time the Account from which the loan was made is to be distributed under Section 7.1, to the extent such Account is being used as security for the loan, the amount then distributable under Section 7.1 from such Account shall be reduced to offset the outstanding loan balance.

                 (m) The failure to make any payment under the loan when due shall constitute a default on the loan. However, the Committee may, in its sole discretion, grant any Member who has failed to make any payment on a loan by its due date a grace period, not exceeding 30 days after such due date, during which the Member may make such payment and avoid a default on the loan. In the event of a default, the balance of the Member's Account from which the loan was made, to the extent such Account is being used as security for the loan, shall be reduced as an offset against the Member's obligations under the loan as provided in subsection (k). In addition, the Committee shall take any commercially reasonable action it deems necessary or desirable to satisfy any remaining obligations under the loan.

                 (n) Each loan hereunder shall be subject to such other terms and conditions as the Committee may require under rules of uniform application issued by the Committee from time to time.


                        ARTICLE 8 - PLAN ADMINISTRATION

         8.1. Responsibility for Administering the Plan. Authority to control and manage the operation and administration of the Plan shall rest exclusively with the Committee, except as to those responsibilities and powers reserved or granted to the Trustee under Section 8.5, and to the Company's Board of Directors under Section 8.6.

         8.2.  Responsibilities of the Committee.   The Committee shall be a
"named fiduciary" of the Plan within the meaning of Section 402(a) of ERISA, the "administrator" of the Plan within the meaning of Section 3(16)(A) of ERISA, and the "plan administrator" within the meaning of Section 414(g) of the Code. The Committee shall have the following responsibilities with respect to the administration of the Plan:

                 (a) to furnish Members (and other individuals entitled to receive same) with such reports, notifications, documents, statements, information and explanations with respect to the Plan as may be required under the provisions hereof and by the Code and ERISA;

                 (b) to file with the appropriate governmental agencies all reports with respect to the Plan required by the Code, ERISA or any other applicable statute;

                 (c) to engage an independent certified public accountant to perform such functions with respect to the Plan as may be required of the Committee by ERISA;

                 (d) to direct the Trustee to pay out of the Trust Fund all amounts which are payable hereunder to Members or their surviving spouses or other beneficiaries, any contributions to be returned to the Employer under Section 11.1 and any taxes (including interest and penalties) that may be levied or assessed on the Trust's assets or the income thereof;

                 (e) to interpret the Plan, to decide all questions that may arise as to the construction or application of any of its provisions and, in accordance with the claims procedure set forth in
         Section 8.7, to make all final determinations as to the rights of Members or their surviving spouses or other beneficiaries to benefits under the Plan. Any determination made by the Committee as to the interpretation, construction or application of the Plan, or as to the rights of any Member or any other person to benefits under the Plan, shall be conclusive and binding on all parties;

                 (f) to promulgate such rules and regulations, and prescribe such forms and manuals, as it shall deem appropriate for the efficient administration of the Plan, and to maintain all data, records and documents with respect to the Plan that may be necessary for its operation and administration or that may be required to be maintained by law;

                 (g) to employ suitable agents and legal counsel (who may be the same as legal counsel for the Employer) to advise or assist the Committee with respect to any of its duties hereunder;

                 (h) to establish and carry out a funding policy and method for the Plan consistent with the objectives of the Plan and with the requirements of ERISA, and to communicate such funding policy and method to the Trustee; and

                 (i) to perform such other duties and responsibilities as are specifically assigned to it hereunder or under the Trust Agreement, or as may be necessary for the Plan to be operated and administered in accordance with the requirements of the Code and ERISA.

         8.3.  Duties and Powers of the Committee.   In carrying out its
responsibilities under Section 8.2, the Committee shall comply with the standards of conduct set forth in subsection (a) and shall have the powers set forth in subsection (b).

         (a)      Standards of Conduct.   The Committee shall discharge its
duties under the Plan solely in the interest of the Members and their surviving spouses or other beneficiaries (subject, however, to the provisions of Section 11.1); and

                 (1) for the exclusive purpose of providing benefits to Members and their surviving spouses or other beneficiaries and defraying the reasonable expenses of administering the Plan;

                 (2) with the skill, care, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                 (3) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA; and

                 (4) in accordance with such other applicable standards as may be prescribed by ERISA for Plan fiduciaries.

         In addition, the Committee shall maintain a written record of all actions taken by it and determinations made by it in carrying out its responsibilities under the Plan, and shall prepare and submit to the Company's Board of Directors such written reports relating to its responsibilities under the Plan as the Board may request of it from time to time. Any action to be taken by the Committee hereunder shall be taken upon the affirmative vote of at least a majority of all persons serving on the Committee, except as otherwise permitted under subsection (b)(1). Any direction to be given by the Committee hereunder in effecting any action may be given by any person serving on the Committee, unless the duty to give such direction with respect to such action has been allocated to a specific person or persons serving on the Committee under subsection (b)(1).

         (b)      Powers.   The Committee shall have the following powers:

                 (1) The persons serving on the Committee may allocate specific duties and responsibilities among themselves. Any such allocation shall be made pursuant to a written instrument, signed by all such persons, and setting forth (i) the duties or responsibilities so allocated, (ii) the person or persons to whom such duties or responsibilities are allocated, and (iii) the period of time for which such allocation is to be effective. If any duty or responsibility is so allocated, a person to whom such duty or responsibility has not been allocated shall not be liable for any act or omission of the person or persons to whom such duty or responsibility has been allocated, except as may otherwise be provided under Section 405(b)(2) of ERISA;

                 (2) The Committee may designate persons other than persons serving on the Committee to carry out any fiduciary responsibility, other than a "trustee responsibility" within the meaning of Section 405(c)(3) of ERISA. Any such designation shall be made pursuant to a written instrument setting forth (i) the duties or responsibilities so delegated, (ii) the person or persons to whom such duties or responsibilities are delegated, and (iii) the period of time for which such delegation is to be effective. If any fiduciary responsibility is so delegated, the Committee shall not be liable for any act or omission of the person or persons designated by it to carry out such responsibility, except as otherwise provided under Section 405(c)(2) of ERISA. Any person to whom fiduciary responsibilities are so delegated shall perform such responsibilities in accordance with the standards of conduct set forth in subsection (a) of this Section;

                 (3) The Committee, and any person to whom fiduciary responsibilities are delegated by it under subsection (b)(2) above, may employ attorneys, accountants, actuaries, and other consultants or advisors to render advice to or otherwise to assist them in carrying out their responsibilities under the Plan; and

                 (4) The Committee shall have all other powers necessary to enable it to carry out its responsibilities under Section 8.2.

         8.4.  Reimbursement and Indemnification of the Committee.   The
persons serving on the Committee, and any persons designated by the Committee to perform fiduciary responsibilities pursuant to Section 8.3(b)(2), shall not receive any compensation for their services as such, but shall be reimbursed by the Company for all reasonable expenses incurred by them in the performance of their duties hereunder. The persons serving on the Committee, and any other persons designated by the Committee to perform fiduciary responsibilities pursuant to Section 8.3(b)(2), shall be indemnified and held harmless by the Company and each other Employer for any liability or loss (including legal fees or other expenses of litigation) arising out of or in connection with their services to the Plan in such capacity, to the extent that such liability or loss (a) is not insured against under any applicable policy of insurance (whether or not maintained by the Employer) and (b) is not determined to be due to their gross negligence or willful misconduct.

         8.5.  Responsibilities of the Trustee.   The Trustee shall have the
following responsibilities and powers in connection with the Plan:

                 (a) to hold all amounts contributed to the Plan by the Employer, any income thereon and any other Plan assets, as part of the Trust Fund;

                 (b) to make payments out of the Trust Fund in accordance with the instructions of the Committee;

                 (c) to hold and control the Trust Fund, and to invest the Trust Fund in accordance with any directions received from the Committee and the Members which are proper, and which are in accordance with the terms of the Plan and the requirements of ERISA; and

                 (d) to perform such other responsibilities and duties in connection with the Plan and Trust as are set forth in the Trust Agreement.

         8.6.  Responsibilities of the Company's Board of Directors.   The
following responsibilities and powers in connection with the Plan shall be reserved to the Board of Directors of the Company:

                 (a)   to amend or terminate the Plan;

                 (b) to establish a committee to control and manage the operation and administration of the Plan; and to appoint, remove and replace the persons serving on such Committee, and to determine the number of persons who shall serve on such Committee; and

                 (c)   to appoint, remove and replace the Trustee.

         8.7.  Claims Procedure.   Any claim for benefits or other payments
under the Plan shall be determined in accordance with the procedure set forth below.

         (a)      Initial Determination.   Any claim for benefits or other
payments under the Plan shall be made by filing a written statement of such claim with the person or persons designated by the Committee to process and make initial determinations as to such claims. In the event such claim is denied in whole or in part, such person or persons shall notify the claimant of the denial within 90 days after the date on which the claim was filed. Such notification shall be in writing and shall set forth: the specific reason or reasons for the denial; specific reference to the provisions of the Plan on which denial was based; a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and an explanation of the review procedure under subsection (b).

         (b)      Review Procedure.   A claimant whose claim is denied in whole
or in part under subsection (a) shall be entitled to have such denial reviewed by the Committee, by filing a written request for such review with the Committee within 60 days after his receipt of notification of the denial of his claim under subsection (a). Upon receipt of such request, the Committee shall make a full and fair review of the claim; and in connection with such review, the claimant shall be entitled to review pertinent documents and to submit issues and comments in writing.

         (c)      Decision on Review.   The Committee shall make a decision
with respect to such claim within 60 days after its receipt of the claimant's written request for review; provided, however, that if the Committee determines that a hearing is necessary, the Committee shall hold such hearing within such 60-day period and shall make its decision within 120 days after its receipt of the claimant's request for review. The Committee's decision on review shall be in writing and shall include specific reasons for the decision and specific references to the provisions of the Plan on which its decision was based.

         8.8.     Agent for Service of Process.   The agent to accept service
of legal process on behalf of the Plan shall be such person as may be designated by the Committee, from time to time, to perform such function or, in the absence of such designation, the Committee itself.

         8.9. Expenses. The Employer shall pay all of the fees and expenses of the Plan and Trust which are not specifically described in the Trust Agreement. All other fees and expenses of the Plan and Trust shall be paid by the Employer, or out of the Trust Fund, as provided in the Trust Agreement.

                 ARTICLE 9 - AMENDMENT, MERGER AND TERMINATION

         9.1.  Amendment.   The Company may amend this Plan at any time, by a
duly adopted resolution of the Company's Board of Directors. Any such amendment may be made with retroactive effect to the extent not prohibited by law. However, no such amendment shall decrease the balance of any Member's Plan Accounts, or affect the computation of the extent to which a Member is vested in his Accounts. In addition, no such amendment shall increase the duties or liabilities of the Committee or the Trustee without their written consent.

         9.2.  Merger or Consolidation.

         (a) General. In the event that the Plan is merged or consolidated with any other plan, or in the event of any transfer of assets or liabilities of the Plan to any other plan, the benefit which each Member would be entitled to receive if the Plan terminated immediately after such merger, consolidation or transfer shall be at least equal to the benefit which he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

         (b) Transfer Accounts. In the event that any Employer terminates any plan and its trust which are qualified and tax-exempt under Sections 401(a) and 501(a) of the Code, and such plan was a defined contribution plan (such plan shall be referred to below as a "Terminated Plan"), then the Committee may, in its sole discretion, permit such Employer to directly transfer to this Plan any or all of the account balances under the Terminated Plan which belong to Members in this Plan. Any such transfer shall be made in accordance with the applicable provisions of the law, and in accordance with such rules as are prescribed by the Committee. The account balances under the Terminated Plan of any Member which are so transferred to this Plan shall be held in an account referred to as a "Transfer Account" established and maintained under the Plan for such Member. A Member's interest in his Transfer Account shall be fully vested and nonforfeitable at all times. The Transfer Account shall be invested in accordance with rules and procedures which are consistent with those set forth in Article 6, as if such account was a Rollover Account. A Transfer Account shall be credited with Earnings in the manner described in Section 5.1(b). However, the balance of any Transfer Account shall be distributed, or may be withdrawn or borrowed from, under the same terms and conditions which applied to distributions, withdrawals and loans from participants' accounts under the Terminated Plan (immediately prior to the termination thereof) in lieu of the terms and conditions of Article 7, and, upon Plan termination, Section 9.3(b), except that, for purposes of determining the amount of any distribution, withdrawal or loan, the Transfer Account shall be valued as of the close of the last business day immediately preceding the time such distribution, withdrawal or loan is made. If appropriate, the Transfer Account shall be divided into sub-accounts to account separately for any portions of the account balances transferred from the Terminated Plan which, under the provisions of the Terminated Plan, could be distributed, withdrawn or borrowed against at different times, or in different forms or manners, than other portions of such account balances. The Transfer Account shall not be treated as an Account under the Plan for purposes of determining the amount of any loan that may be made to a Member under
Section 7.5, but shall be treated as a part of the Vested Portion of the balance of the Member's Plan Account under Sections 5.2(c) and 7.1(d)(2)(i). Except as otherwise provided above, the Transfer Account shall be treated as an Account under the Plan.

         9.3.  Termination.

         (a)      General.   The Company reserves the right to terminate the
Plan at any time, without the consent of any other party, pursuant to a resolution authorizing such termination duly adopted by the Company's Board of Directors. Notwithstanding anything herein to the contrary, the Employer, upon termination of the Plan, shall have no obligation or liability whatsoever to make any further contributions to the Trust, and neither the Trustee, nor any Member, Beneficiary, Employee or other person shall have any right to compel the Employer to make any such further contributions.

         (b)      Termination or Continuation of the Trust.   Upon termination
of the Plan, one of the following actions shall be taken:

                 (1) If the Company so directs, the Trust shall continue in existence. In such event, the Trust Fund shall be held, administered and distributed as directed by the Committee and as provided in the Plan, and all of the provisions of the Plan set forth herein, which are applicable in the opinion of the Committee, other than the provisions relating to contributions, shall remain in full force and effect.

                 (2) If the Plan is terminated without establishment or maintenance of another defined contribution plan within the meaning of
         Section 401(k)(10) of the Code, and if the Company so directs, the Trust shall be terminated. In such case, notwithstanding any other provision of the Plan to the contrary, the Plan Account balances of each Member and Beneficiary shall be distributed to such Member or Beneficiary, as soon as administratively feasible, in the form of a single lump sum payment.

                 (3) If, upon termination of the Plan, another defined contribution plan has been, or will be, established or maintained within the meaning of Section 401(k)(10) of the Code, then, notwithstanding any other provision of the Plan to the contrary (i) an immediate distribution shall be made, in accordance with the provisions of (2) above, to all Beneficiaries and to all Members who have attained age 59-1/2 or are Disabled, and (ii) the Trust shall be continued, in accordance with the provisions of (1) above, with respect to all other Members; provided, however, that each such other Member's Plan Account balances shall be distributed, in a single lump-sum payment, as soon as practicable after such Member has attained age 59-1/2, has become Disabled or has incurred a Termination of Service for any reason.

         (c) Vesting Upon Termination. Upon the termination or partial termination of the Plan, or upon the complete discontinuance of contributions to the Plan, notwithstanding any other provision of the Plan to the contrary, each Member affected thereby shall become 100% vested, and shall have a nonforfeitable interest, in his Plan Accounts.

         9.4.    Termination of An Employer's Participation in the Plan.   An
Employer, other than the Company, may at any time terminate its participation in the Plan, and the Company may at any time direct that an Employer terminate its participation in the Plan. Unless the Company specifically directs otherwise, an Employer other than the Company shall be treated as having terminated its participation in the Plan (a) upon the sale or other transfer of all or substantially all of its assets to an Unaffiliated Entity or (b) upon the sale or other transfer of its stock to an Unaffiliated Entity in a transaction that results in the termination of such Employer's "parent-subsidiary or controlled group relationship" with the Company, or with the controlled group of which the Company is a member, within the meaning of
Section 414(b) of the Code. For purposes of the foregoing, the term "Unaffiliated Entity" shall mean any entity other than one described in Section 1.19(e)(2), (3) or (4). Upon any such termination of participation, the Plan shall terminate with respect to the terminating Employer and its Employees and shall continue in effect with respect to the remaining Employers and their Employees. In the event of such a termination, the provisions of Section 9.3(b) shall apply with respect to the portion of the Trust Fund attributable to the terminating Employer, and Section 9.3(c) shall apply to the Employees of such Employer.


                       ARTICLE 10 - TOP-HEAVY PROVISIONS

         10.1. General.   With respect to each Plan Year in which the Plan is
Top-Heavy, the provisions of Sections 10.2, 10.3, 10.4 and 10.5 shall apply notwithstanding any other provisions in this Plan to the contrary. With respect to any Plan Year in which the Plan is not Top- Heavy, except as otherwise provided herein, the provisions of Sections 10.2, 10.3. 10.4 and 10.5 shall not apply.

         10.2. Minimum Benefit.   For any Plan Year in which the Plan is
Top-Heavy, the Employer shall make a contribution to the Plan under this
Section 10.2 on behalf of any Member who is a Non-Key Employee. Such contribution shall be in the amount by which the contributions made by the Employer on such Member's behalf, or allocated to such Member, for such year under this Plan, and under each other defined contribution plan aggregated with this Plan under Section 10.6(a), is less than the smaller of (a) 3% of such Member's Section 415 Compensation for such year or (b) the percentage of such Member's Section 415 Compensation for such year which is equal to the highest Allocation Percentage for the year of any Member who is a Key Employee. For this purpose, (1) 401(k) Contributions made on behalf of Non-Key Employees under this Plan, and any contributions subject to Section 401(k) or 401(m) of the Code made on behalf of Non-Key Employees under any other defined contribution plan, shall be disregarded; (2) a Key Employee's "Allocation Percentage" for a Plan Year shall mean the percentage determined by dividing the sum for such year of (i) total 401(k) Contributions and Employer Contributions made on behalf of the Key Employee, or allocated to the Key Employee, under this Plan and (ii) the total contributions made by the Employer on such Key Employee's behalf, or allocated to such Key Employee, under any other defined contribution plan aggregated with this Plan under Section 10.6(a) by so much of his Section 415 Compensation for the year as does not exceed the maximum amount of his Section 415 Compensation that may be taken into account hereunder; and (3) any person who is not a Member solely because he has not elected to have any 401(k) Contributions made on his behalf shall be treated as a Member. Clause (b) in the second preceding sentence shall not apply in any Plan Year in which this Plan enables a defined benefit plan, which is aggregated with this Plan under Section 10.6(a), to meet the requirements of
Section 401(a)(4) or 410 of the Code for such year.

         Notwithstanding the foregoing, the amount to be contributed on behalf of any Member pursuant to this Section shall not exceed the minimum amount that must be contributed on such Member's behalf in order to meet the "minimum benefit" requirements of Section 416(c) of the Code and the regulations issued thereunder; and no amount shall be contributed under this Section on behalf of a Member for any Plan Year if (A) the Member is not employed by the Employer on the last day of such Plan Year, or (B) the Member is entitled to receive for such year, under any defined benefit plan aggregated with this Plan under
Section 10.6(a), a benefit that is at least equal to the defined benefit minimum described in M-2 of Section 1.416-1 of the Treasury regulations.

         Any amount contributed under this Section 10.2 by the Employer on behalf of any Member shall be credited to the Member's Employer Contribution Account, as of the day on which such contribution is made to the Plan, but no later than by the final day of the Plan Year to which the contribution relates.

         10.3. Minimum Vesting.   In the case of a Member who earns at least
one Hour of Service under the Plan during or subsequent to a Plan Year for which the Plan is Top-Heavy, the Vested Portion of his Plan Accounts shall be determined as provided in Section 1.33, except that the following schedule shall apply to all Members in lieu of the schedules appearing in (1), (2) and
(3) of subsection (a) of Section 1.33:





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
         Years of Service          Vested Percentage
         ----------------          -----------------

                 0 - 1                     0
                   2                      40
                   3                     100

         10.4.  Maximum Compensation.   For any Plan Year beginning prior to
August 1, 1989 in which the Plan is Top-Heavy, the annual Compensation taken into account under the Plan, and the annual Section 415 Compensation taken into account under this Article 10, for any Member shall not exceed $200,000, adjusted annually by the Secretary of the Treasury under Section 416(d) of the Code and the Treasury regulations issued thereunder.

         10.5. Section 415 Limits.   For any Plan Year in which the Plan is
Top-Heavy, the overall limit of Section 415(e) of the Code shall be applied by substituting "1.0" for "1.25" wherever "1.25" appears. However, the preceding sentence shall not apply with respect to a Plan Year if (a) each Member who is a Non-Key Employee is entitled to receive for such year (1) under this Plan, when aggregated with any other defined contribution plan aggregated with this Plan under Section 10.6(a), a benefit that is at least equal to the defined contribution minimum described in M-14 of Section 1.416-1 of the Treasury regulations, or (2) under any defined benefit plan aggregated with this Plan under Section 10.6(a), a benefit that is at least equal to the defined benefit minimum described in M-14 of Section 1.416-1 of the Treasury regulations, and
(b) the Plan is not Super Top-Heavy for such year.

         10.6. Definitions.   For purposes of this Article 10, the following
terms shall have the following meanings, and the following rules shall apply:

                 (a) "Top-Heavy" and "Super Top-Heavy" - the Plan shall be deemed to be Top-Heavy with respect to any Plan Year if, as of the Determination Date for that year, the aggregate Benefits of all Key Employees under this Plan, and all other plans which are aggregated with this Plan, exceed 60% of the aggregate Benefits of all Key and Non-Key Employees under this Plan and all such other plans. The Plan shall be deemed to be Super Top-Heavy with respect to any Plan Year if, as of the Determination Date for that year, the aggregate Benefits of all Key Employees under this Plan, and all other plans that are aggregated with this Plan, exceed 90% of the aggregate Benefits of all Key and Non-Key Employees under this Plan and all such other plans. For purposes of the two preceding sentences, each qualified plan maintained by the Employer, including this Plan, (1) in which a Key Employee was a participant, or (2) which enabled any plan





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
         described in clause (1) to meet the requirements of Section 401(a)(4) or Section 410 of the Code, during the 5-year period ending on the Determination Date for the Plan Year in question shall be aggregated. A terminated plan shall be aggregated with this Plan, for these purposes, if such plan was maintained by the Employer during the aforesaid 5-year period and would, but for its termination, be so aggregated under the preceding sentence.

                 (b) "Determination Date" - The Determination Date for a Plan Year shall mean the final day of the immediately preceding Plan Year, except, however, the Determination Date for the first Plan Year shall be the final day of such year.

                 (c) "Benefits" - An individual's Benefits shall mean the sum of (1) the balance of his Plan Accounts under this Plan and his accounts under all other defined contribution plans aggregated with this Plan under Section 10.6(a); (2) the present value of his cumulative accrued benefits under all defined benefit plans aggregated with this Plan under Section 10.6(a); and (3) the aggregate distributions made with respect to him under the plans described in clauses (1) and (2) hereof during the 5-year period ending on the Determination Date as of which such individual's Benefits are being determined.

                 For purposes of this Section 10.6(c), the Benefits of any individual shall be disregarded if such individual (i) has not performed any services for the Employer during the 5-year period ending on the Determination Date for the Plan Year or (ii) was a Key Employee for any Plan Year but subsequently became a Non-Key Employee for any Plan Year. The present value of accrued benefits under any defined benefit plan shall be determined for each Non-Key Employee under the uniform method of benefit accrual used by all qualified defined benefit plans of the Employer, or, if there is no such method, as if benefits accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                 (d) "Key Employee" and "Non-Key Employee" - shall be defined as under Section 416(i) of the Code and the Treasury regulations thereunder.

                 (e) "Section 415 Compensation" - shall mean compensation as defined under Section 1.415-2(d)(1), (2), (3) and (4) of the Treasury regulations. For Plan Years beginning on and after August 1, 1989, the $200,000 limitation set forth in Section 1.7 shall apply.

                 (f) The benefits attributable to any plan aggregated with this Plan under Section 10.6(a) shall be taken into account for purposes of Sections 10.2, 10.5 and 10.6(a) and (c) in a Plan Year in a manner consistent with T-23 of Section 1.416-1 of the Treasury regulations.

                 (g) For purposes of this Article 10, wherever required by Section 416 of the Code and the regulations thereunder, the term "Employer" includes all entities aggregated with the Employer under
         Section 414(b), (c), (m) or (o) of the Code and the regulations thereunder.

         10.7. Applicability.   In the event that Congress should provide by
statute, or the Treasury Department or the Internal Revenue Service should provide by regulation, ruling or notice, that the provisions of this Article are no longer necessary to meet the qualification requirements of Section 401(a) of the Code, this Article shall become void, and shall no longer apply, without the necessity of any amendment to the Plan.


                           ARTICLE 11 - MISCELLANEOUS

         11.1. Plan Assets to be Held for Exclusive Benefit of Members.   The
assets of the Plan shall never inure to the benefit of the Employer and shall be held for the exclusive purposes of providing benefits to Members of the Plan and their spouses and other beneficiaries, and defraying the reasonable costs and expenses of administering the Plan. However, this Section shall not prevent a contribution made by the Employer under the Plan from being returned to it, or other Plan assets to be distributed to the Employer, in the following circumstances:

                 (a) If an amount is contributed under the Plan by the Employer pursuant to a mistake of fact, the amount so contributed shall be returned to the Employer within one year of the date of such contribution.

                 (b) Each contribution which the Employer makes under the Plan is conditioned upon the deductibility of such contribution under
         Section 404 of the Code. To the extent a deduction therefor is not allowed, the amount of any such contribution shall be returned to the Employer within one year after the contribution is determined to be nondeductible.

         11.2. Nonassignability of Rights.  Except to the extent provided in
Section 11.3, no interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mort-gage, pledge, garnishment, attachment, execution or levy of any kind, and the Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, garnish, attach or execute the same.

         11.3. Qualified Domestic Relations Orders. To the extent so provided in an order that the Committee determines to constitute a "qualified domestic relations order" within the meaning of Section 414(p)(1)(A) of the Code ("QDRO"), the right to receive all or a portion of the benefits payable under the Plan with respect to a Member may be assigned or transferred by the Member to any "alternate payee" within the meaning of Section 414(p)(8) of the Code ("Alternate Payee") specified in such QDRO. Notwithstanding any other provision in this Plan to the contrary, if a QDRO so provides, the portion of a Member's interest in the Plan which is payable under the QDRO to any Alternate Payee shall be distributed to such Alternate Payee, in the form of a single lump sum payment, as soon as practicable after the Committee has determined that such order constitutes a QDRO.

         11.4. Trust Fund as Sole Source of Benefit Payments. The Trust Fund shall be the sole source of payment of benefits under the Plan. In no event shall the Employer be liable to any Member or to any other individual for the payment of such benefits.

         11.5. Right to Employment.   The Plan shall not confer upon any
Employee any right of employment, nor shall any provision of the Plan interfere with the right of the Employer to discharge any Employee.

         11.6.  Gender and Number.   Words used in the masculine include the
feminine gender. Words used in the singular or plural shall be construed as if plural or singular, respectively, where they would so apply.

         11.7. Titles.   Titles of Articles, Sections and subsections are
inserted for convenience and shall not affect the meaning or construction of the Plan.





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